SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                                    GMO TRUST
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
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2)  Aggregate number of securities to which transaction applies:
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3)  Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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4)  Proposed maximum aggregate value of transaction:
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5)  Total fee paid:
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[ ] Fee paid previously with preliminary materials:
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
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2)  Form, Schedule or Registration Statement No.:
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3)  Filing Party:
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4)  Date Filed:
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

                                    GMO Trust

                                 40 Rowes Wharf
                           Boston, Massachusetts 02110

                               February [ ], 2005


Dear Shareholder:

     A Special Meeting of the Shareholders of GMO Trust will be held on March __, 2005 at ____, Boston time, on the 6th floor of 40 Rowes Wharf, Boston, Massachusetts.

     The matters to be acted upon at the meeting with respect to each GMO Fund are described in the attached Notice and Proxy Statement. The Trust's Board of Trustees is seeking your vote for the slate of nominees for Trustee identified in the Proxy Statement. Also, shareholders of certain Funds will be asked to approve changes to their Funds' fundamental investment restrictions.

     We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, we need your vote. To have your vote count, you must return a proxy card for each of the Funds in which you are invested.

     If your shares are held in street name, only your bank or broker can vote your shares, and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

     We look forward to receiving your proxy so that your shares may be voted at the meeting.

                                     Sincerely,

                                     R. Jeremy Grantham
                                     Chairman of the Board

                                    GMO TRUST

             GMO ALPHA ONLY FUND                          GMO INTERNATIONAL EQUITY ALLOCATION FUND
     GMO BENCHMARK-FREE ALLOCATION FUND                         GMO INTERNATIONAL GROWTH FUND
           GMO CORE PLUS BOND FUND                         GMO INTERNATIONAL INTRINSIC VALUE FUND
 GMO CURRENCY HEDGED INTERNATIONAL BOND FUND               GMO INTERNATIONAL SMALL COMPANIES FUND
GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND                     GMO INTRINSIC VALUE FUND
           GMO DOMESTIC BOND FUND                                   GMO REAL ESTATE FUND
         GMO EMERGING COUNTRIES FUND                         GMO SHORT-DURATION COLLATERAL FUND
       GMO EMERGING COUNTRY DEBT FUND                        GMO SHORT-DURATION INVESTMENT FUND
    GMO EMERGING COUNTRY DEBT SHARE FUND                          GMO SMALL CAP GROWTH FUND
          GMO EMERGING MARKETS FUND                               GMO SMALL CAP VALUE FUND
      GMO EMERGING MARKETS QUALITY FUND                       GMO SPECIAL PURPOSE HOLDING FUND
              GMO FOREIGN FUND                                         GMO TAIWAN FUND
      GMO FOREIGN SMALL COMPANIES FUND                   GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
  GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND                 GMO TAX-MANAGED SMALL COMPANIES FUND
  GMO GLOBAL BALANCED ASSET ALLOCATION FUND                  GMO TAX-MANAGED U.S. EQUITIES FUND
            GMO GLOBAL BOND FUND                                 GMO TOBACCO-FREE CORE FUND
           GMO GLOBAL GROWTH FUND                                    GMO U.S. CORE FUND
               GMO GROWTH FUND                                  GMO U.S. QUALITY EQUITY FUND
       GMO INFLATION INDEXED BOND FUND                              GMO U.S. SECTOR FUND
         GMO INTERNATIONAL BOND FUND                                   GMO VALUE FUND
  GMO INTERNATIONAL DISCIPLINED EQUITY FUND                  GMO WORLD OPPORTUNITY OVERLAY FUND

                                 40 ROWES WHARF
                           BOSTON, MASSACHUSETTS 02110

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of GMO Trust (the "Trust"):

     Notice is hereby given that a special meeting of the shareholders of the Trust (the "Special Meeting") will be held on March __, 2005 on the 6th Floor of 40 Rowes Wharf, Boston, Massachusetts, at [ ], Eastern Standard Time, for the following purposes, each of which is more fully described in the accompanying Proxy Statement dated February [ ], 2005:

1. With respect to all of the Funds of the Trust, to elect the Board of Trustees, as described in Proposal I of the accompanying Proxy Statement;

2A. With respect to GMO Real Estate Fund and GMO Short-Duration Investment Fund, to approve revisions to the fundamental investment restriction with respect to concentration of investments in any one industry;

2B. With respect to GMO Alpha Only Fund, GMO Core Plus Bond Fund, GMO Currency Hedged International Bond Fund, GMO Currency Hedged International Equity Fund, GMO Domestic Bond Fund, GMO Emerging Countries Fund, GMO Emerging Country Debt Fund, GMO Emerging Country Debt Share Fund, GMO Emerging Markets Fund, GMO Emerging Markets Quality Fund, GMO Foreign Fund, GMO Global Balanced Asset Allocation Fund, GMO Global Bond Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO Growth Fund, GMO Inflation Indexed Bond Fund, GMO International Bond Fund, GMO International Equity Allocation Fund, GMO International Intrinsic Value Fund, GMO International Small Companies Fund, GMO Real Estate Fund, GMO Short-Duration Investment Fund, GMO Small Cap Growth Fund, GMO Small Cap Value Fund, GMO Tobacco-Free Core Fund, GMO U.S. Core Fund, GMO U.S. Sector Fund and GMO Value Fund, to approve the elimination of the fundamental investment restriction with respect to investments in certain related issuers; and

2C. With respect to GMO Benchmark-Free Allocation Fund, GMO Global Balanced Asset Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO International Equity Allocation Fund and GMO U.S. Sector Fund, to approve revisions to the fundamental investment restriction with respect to investments in commodities.

     The Board of Trustees of the Trust has fixed the close of business on [ ] as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

     WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING.


                                 By order of the Board of Trustees of the Trust,

                                 Elaine M. Hartnett
                                 Secretary


February [ ], 2005

------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL       PROPOSAL DESCRIPTION           AFFECTED FUNDS                                                                 PAGE
------------------------------------------------------------------------------------------------------------------------------------
1.             Election of Trustees           All Funds
------------------------------------------------------------------------------------------------------------------------------------
2A.            Approving revisions to         o GMO Real Estate Fund
               certain Funds'                 o GMO Short-Duration Investment Fund
               fundamental investment
               restriction with respect
               to concentration in any
               one industry
------------------------------------------------------------------------------------------------------------------------------------
2B.            Approving the elimination      o GMO Alpha Only Fund
               of certain Funds'              o GMO Core Plus Bond Fund
               fundamental investment         o GMO Currency Hedged International Bond Fund
               restriction with respect       o GMO Currency Hedged International Equity Fund
               to investments in certain      o GMO Domestic Bond Fund
               related issuers                o GMO Emerging Countries Fund
                                              o GMO Emerging Country Debt Fund
                                              o GMO Emerging Country Debt Share Fund
                                              o GMO Emerging Markets Fund
                                              o GMO Emerging Markets Quality Fund
                                              o GMO Foreign Fund
                                              o GMO Global Balanced Asset Allocation Fund
                                              o GMO Global Bond Fund
                                              o GMO Global (U.S.+) Equity Allocation Fund
                                              o GMO Growth Fund
                                              o GMO Inflation Indexed Bond Fund
                                              o GMO International Bond Fund
                                              o GMO International Equity Allocation Fund
                                              o GMO International Intrinsic Value Fund
                                              o GMO International Small Companies Fund
                                              o GMO Real Estate Fund
                                              o GMO Short-Duration Investment Fund
                                              o GMO Small Cap Growth Fund
                                              o GMO Small Cap Value Fund
                                              o GMO Tobacco-Free Core Fund
                                              o GMO U.S. Core Fund
                                              o GMO U.S. Sector Fund
                                              o GMO Value Fund
------------------------------------------------------------------------------------------------------------------------------------
2C.            Approving revisions to         o GMO Benchmark-Free Allocation Fund
               certain Funds'                 o GMO Global Balanced Asset Allocation Fund
               fundamental investment         o GMO Global (U.S.+) Equity Allocation Fund
               restriction with respect       o GMO International Equity Allocation Fund
               to investments in              o GMO U.S. Sector Fund
               commodities
------------------------------------------------------------------------------------------------------------------------------------

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                                    GMO TRUST

             GMO ALPHA ONLY FUND                          GMO INTERNATIONAL EQUITY ALLOCATION FUND
     GMO BENCHMARK-FREE ALLOCATION FUND                         GMO INTERNATIONAL GROWTH FUND
           GMO CORE PLUS BOND FUND                         GMO INTERNATIONAL INTRINSIC VALUE FUND
 GMO CURRENCY HEDGED INTERNATIONAL BOND FUND               GMO INTERNATIONAL SMALL COMPANIES FUND
GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND                     GMO INTRINSIC VALUE FUND
           GMO DOMESTIC BOND FUND                                   GMO REAL ESTATE FUND
         GMO EMERGING COUNTRIES FUND                         GMO SHORT-DURATION COLLATERAL FUND
       GMO EMERGING COUNTRY DEBT FUND                        GMO SHORT-DURATION INVESTMENT FUND
    GMO EMERGING COUNTRY DEBT SHARE FUND                          GMO SMALL CAP GROWTH FUND
          GMO EMERGING MARKETS FUND                               GMO SMALL CAP VALUE FUND
      GMO EMERGING MARKETS QUALITY FUND                       GMO SPECIAL PURPOSE HOLDING FUND
              GMO FOREIGN FUND                                         GMO TAIWAN FUND
      GMO FOREIGN SMALL COMPANIES FUND                   GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
  GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND                 GMO TAX-MANAGED SMALL COMPANIES FUND
  GMO GLOBAL BALANCED ASSET ALLOCATION FUND                  GMO TAX-MANAGED U.S. EQUITIES FUND
            GMO GLOBAL BOND FUND                                 GMO TOBACCO-FREE CORE FUND
           GMO GLOBAL GROWTH FUND                                    GMO U.S. CORE FUND
               GMO GROWTH FUND                                  GMO U.S. QUALITY EQUITY FUND
       GMO INFLATION INDEXED BOND FUND                              GMO U.S. SECTOR FUND
         GMO INTERNATIONAL BOND FUND                                   GMO VALUE FUND
  GMO INTERNATIONAL DISCIPLINED EQUITY FUND                  GMO WORLD OPPORTUNITY OVERLAY FUND

                                 40 Rowes Wharf
                           Boston, Massachusetts 02110

                                 ---------------

                                  INTRODUCTION

     The enclosed proxy is solicited by the Trustees of GMO Trust (the "Trust") for use at the Special Meeting of Shareholders (the "Special Meeting") to be held on March __, 2005 at [ ], Eastern Standard Time, and any adjournment(s) thereof, for action upon matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on _________ are entitled to be present and to vote at the Special Meeting or any adjourned session thereof.

The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about February __, 2005.

     There are 42 series of shares of the Trust that had shareholders as of _________ (each, a "Fund" and collectively, the "Funds").

     The Trustees recommend that you vote:

     1.   For electing the nominees for election to the Board of Trustees;

     2A. For approving revisions to Real Estate Fund's and Short-Duration Investment Fund's fundamental investment restrictions with respect to concentration in any one industry;

     2B. For approving the elimination of Alpha Only Fund's, Core Plus Bond Fund's, Currency Hedged International Bond Fund's, Currency Hedged International Equity Fund's, Domestic Bond Fund's, Emerging Countries Fund's, Emerging Country Debt Fund's, Emerging Country Debt Share Fund's, Emerging Markets Fund's, Emerging Markets Quality Fund's, Foreign Fund's, Global Balanced Asset Allocation Fund's, Global Bond Fund's, Global (U.S.+) Equity Allocation Fund's, Growth Fund's, Inflation Indexed Bond Fund's, International Bond Fund's, International Equity Allocation Fund's, International Intrinsic Value Fund's, International Small Companies Fund's, Real Estate Fund's, Short-Duration Investment Fund's, Small Cap Growth Fund's, Small Cap Value Fund's, Tobacco-Free Core Fund's, U.S. Core Fund's, U.S. Sector Fund's and Value Fund's fundamental investment restrictions with respect to investments in certain related issuers; and

     2C. For approving revisions to Benchmark-Free Allocation Fund's, Global Balanced Asset Allocation Fund's, Global (U.S.+) Equity Allocation Fund's, International Equity Allocation Fund's and U.S. Sector Fund's fundamental investment restrictions with respect to investments in commodities.

     Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly represented proxy will be voted in accordance with your instructions. If no instructions are made, the proxy will be voted FOR the matters specified in the proxy.

     Shareholders of all Funds vote together as a single class on the election of Trustees. Shareholders of Funds that are voting on proposals to modify their Funds' fundamental investment restrictions vote separately by Fund on such proposals.

                            I. ELECTION OF TRUSTEES

     ABOUT THE NOMINEES. It is proposed that shareholders elect Donald W. Glazer, Jay O. Light, and W. Nicholas Thorndike as Trustees of the Trust. All of the nominees, except Mr. Thorndike, are presently Trustees of the Trust and have served in such capacity since originally appointed as members of the Board. The Investment Company Act of 1940, as amended, (the "1940 Act"), generally requires that your Fund have a minimum percentage of Trustees who are not "interested persons" of your Fund or Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager"), your Fund's investment manager (referred to as "Independent Trustees" throughout this proxy statement). Mr. Glazer and Mr. Light are Independent Trustees and Mr. Thorndike, if elected, will be an Independent Trustee. The current Trustees, including the Independent Trustees, recommend the election of Mr. Thorndike. In making this recommendation, the Trustees have considered Mr. Thorndike's experience as described in the table below, as well as Mr. Thorndike's service as Chairman of the Board/Managing Partner of Wellington Management Company from 1970-1988.

     The following table sets forth the ages and a description of the principal occupations of the nominees for Trustee. Except as shown, the principal occupations and business experience for the last five years of the nominees have been with the employers indicated. The address of each nominee is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts, 02110.


-----------------------------------------------------------------------------------------------------------------------------------
NAME AND AGE            POSITION WITH TRUST   LENGTH OF TIME        PRINCIPAL             NUMBER OF             OTHER
                                              SERVED                OCCUPATION(S)         PORTFOLIOS IN FUND    DIRECTORSHIPS HELD
                                                                    DURING PAST 5 YEARS   COMPLEX OVERSEEN BY   BY NOMINEE
                                                                                          NOMINEE, IF ELECTED
-----------------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Donald W. Glazer,       Lead Independent      December 2000 -       Consultant--Business   42                    None
Esq.                    Trustee               present               and Law1; Vice
Age:  60                                                            Chair (since 2002)
                                                                    and Secretary,
                                                                    Provant, Inc.;
                                                                    Author of Legal
                                                                    Treatises.
-----------------------------------------------------------------------------------------------------------------------------------
Jay O. Light            Trustee               May 1996 - present    Professor of          42                    Director of
Age:  63                                                            Business                                    Harvard Management
                                                                    Administration and                          Company, Inc. and
                                                                    Senior Associate
                                                                    Dean, Harvard
-----------------------------------------------------------------------------------------------------------------------------------


---------------------
     (1) As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of Grantham, Mayo, Van Otterloo & Co. LLC ("GMO LLC", or the "Manager"), the Trust's investment adviser; GMO LLC, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar year ended December 31, 2003, these entities paid $469,752.50 in legal fees and disbursements to Goodwin. For the calendar year ended December 31, 2004, billings for such legal fees and disbursements were estimated to be approximately ___________.

-----------------------------------------------------------------------------------------------------
                                                                                   Verde, Inc.;
                                                                                   Director of
                                                                                   Partners
                                                                                   HealthCare System,
                                                                                   Inc. and
                                                   University.                     Chair of
                                                                                   its Investment
                                                                                   Committee
-----------------------------------------------------------------------------------------------------
W. Nicholas             N/A           N/A          Director or trustee 42          Director of
Thorndike                                          of various                      Courier
Age:  71                                           corporations and                Corporation (a
                                                   charitable                      book publisher and
                                                   organizations,                  manufacturer);
                                                   including Courier               Member of the
                                                   Corporation (a book             Investment
                                                   publisher and                   Committee of
                                                   manufacturer) (July             Partners
                                                   1989-present);                  HealthCare System,
                                                   Putnam Funds                    Inc.
                                                   (December 1992-June
                                                   2004); and
                                                   Providence Journal
                                                   (a newspaper
                                                   publisher)
                                                   (December
                                                   1986-December
                                                   2003).
-----------------------------------------------------------------------------------------------------

     Each of the nominees has agreed to serve as a Trustee if elected. The term of office of each nominee who is elected will be until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified, or until such Trustee sooner dies, resigns or is removed, as provided in the Trust's governing documents. If any of the nominees should be unavailable for election at the time of the Special Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion.

COMMITTEES OF THE BOARD OF TRUSTEES. The Board of Trustees has the authority to establish committees, which may consist of two or more Trustees and which may exercise the power and authority of the Trustees to the extent the Board determines. The Board of Trustees currently has established two standing committees, the Independent Trustees/Audit Committee and the Pricing Committee.

     Independent Trustees/Audit Committee. The Independent Trustees/Audit Committee assists the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Committee performs specific tasks assigned to the Trustees who are not interested persons of the Trust pursuant to the 1940 Act, including periodic consideration of the investment management contracts of the Trust. In addition, the Committee also oversees the Funds' accounting and financial reporting policies and practices, as well as the quality and objectivity of the Funds' financial statements and the independent audit thereof. Mr. Glazer and Mr. Light, the Independent Trustees, are members of the Independent Trustees/Audit Committee. Mr. Light serves as Chairman of the Committee.

     Pricing Committee. The Pricing Committee determines the fair value of the Trust's securities or other assets under the circumstances described in the GMO Trust Pricing Policies adopted by the Board, as amended from time to time (the "Procedures"). To fulfill its responsibilities and duties, the Pricing Committee periodically reviews the Procedures with the Manager and recommends changes (including the establishment of new pricing methodologies), if any, to the Board of Trustees. Messrs. Glazer and Light, the Independent Trustees, are members of the Pricing Committee; R. Jeremy Grantham, who is currently a Trustee but will not stand for reelection (although Mr. Grantham will continue in his current capacity at Grantham, Mayo, Van Otterloo & Co. LLC), is an alternate member of the Pricing Committee. Mr. Glazer serves as Chairman of the Committee.

     Following the Special Meeting, if the slate of nominees is elected by shareholders, the Trustees expect that the newly reconstituted Board of Trustees will create three standing committees: the Audit Committee, with Mr. Thorndike as Chairman, the Investment/Pricing Committee, with Mr. Light as Chairman, and the Governance Committee, with Mr. Glazer as Chairman. In addition, it is anticipated that Mr. Glazer, who currently is Lead Independent Trustee, will be appointed Chairman of the Board of Trustees.

NOMINATION OF CANDIDATES FOR TRUSTEE. The Independent Trustees have responsibility for selecting and nominating candidates for Trustee, including identifying and evaluating the qualifications of potential candidates. Prospective nominees may be recommended by the current Trustees, the Trust's Officers, current shareholders, or other sources that the Independent Trustees deem appropriate. Candidates properly submitted by shareholders will be considered on the same basis as candidates recommended by other sources. The Independent Trustees have full discretion to reject nominees who are recommended by shareholders. The Independent Trustees also may, but are not required to, engage a third-party professional search firm to assist them in identifying and evaluating potential nominees for Trustee.

     The Independent Trustees consider a variety of qualities, skills, and other attributes in evaluating potential candidates for nomination to the Board of Trustees. These considerations may include, but are not limited to: (i) relevant industry and related experience, including experience serving on other boards;
(ii) educational background; (iii) financial expertise; (iv) an assessment of the candidate's ability, judgment, and expertise; and (v) the availability and commitment of a candidate to attend meetings and to perform his or her responsibilities on the Board of Trustees. In evaluating potential candidates, the Independent Trustees also consider the overall composition of the Board of Trustees and assess any perceived needs of the Board or any of its committees. After evaluating the qualifications of a potential candidate based on such considerations, the Independent Trustees may decide to interview a candidate and, after one or more interviews, may recommend such candidate for nomination for Trustee. The Independent Trustees have not established a separate committee, or adopted a written charter, exclusively for purposes of nominating candidates to the Board of Trustees.

SHAREHOLDER COMMUNICATION WITH TRUSTEES. The Board of Trustees provides a process for shareholders to send communications to the Trustees, including recommendations for nominees to the Board of Trustees.

Shareholders may direct communications to the Trustees as a whole or to specified individual Trustees by submitting such communications in writing to the following address:

                    To the Attention of the Board of Trustees
                     c/o GMO Trust Chief Compliance Officer
                                    GMO Trust
                                 40 Rowes Wharf
                                Boston, MA 02110

Procedures with respect to shareholder communications with Trustees apply separately to each Fund. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which it relates, and
(iii) identify the class and number of shares held by the shareholder.

MEETINGS. During the fiscal year ended February 29, 2004, the Board of Trustees held four regular meetings and seven special meetings. The Independent Trustees/Audit Committee held eight meetings, and the Pricing Committee held six meetings. None of the Trustees attended less than 75% of the meetings of the Board and meetings of the Committees on which he served.

COMPENSATION. Each Independent Trustee receives an annual retainer from the Trust for his services. In addition, the chair of each of the Trust's standing committees receives an annual fee, and, effective January 1, 2005, the Lead Independent Trustee will receive an annual fee. If the slate of nominees is elected by shareholders, it is expected that Mr. Glazer will be selected to serve as chair of the Board (in lieu of his current service as Lead Independent Trustee) and, in his capacity as such, will be entitled to the same additional compensation to which he currently is entitled as Lead Independent Trustee. Each Independent Trustee also is paid a fee for each in-person and for each telephone meeting of the Board of Trustees or any committee thereof attended or participated in, as the case may be, and a fee for consideration of any action proposed to be taken by written consent. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Independent Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at such seminars or conferences. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

     Exhibit A attached hereto sets forth the compensation paid to the Trustees from the Funds and the Trust during the fiscal year ended February 29, 2004.

ADDITIONAL INFORMATION ABOUT THE NOMINEES. Please refer to Exhibit B and Exhibit C attached hereto for certain information concerning beneficial ownership by the nominees for Trustee, in the Funds and in related companies of the Funds' adviser or principal underwriter, as of January 14, 2005.

     In his capacity as a former independent trustee of the Putnam Funds, Mr. Thorndike has been named as a defendant in a number of private lawsuits instituted against the Putnam Funds, their investment manager, and certain of their current and former trustees, among other parties. These lawsuits make various allegations relating to market timing, short-term trading, late trading and other activities involving the

Putnam Funds, and make related claims including violations of various federal securities laws and breach of fiduciary duty.

REQUIRED VOTE. Pursuant to the Amended and Restated Agreement and Declaration of Trust, 40% of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum. Approval of this proposal as to any nominee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) present at the Special Meeting in person or by proxy.


        THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE
                 NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL I.

            II. MODIFICATIONS TO FUNDAMENTAL INVESTMENT RESTRICTIONS

     The 1940 Act requires registered investment companies to have "fundamental" investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions may be changed only by shareholder vote.

            A. CONCENTRATION OF INVESTMENTS IN A PARTICULAR INDUSTRY

AFFECTED FUNDS:  Real Estate Fund; Short-Duration Investment Fund

     BACKGROUND. The Trustees recommend that the shareholders of Real Estate Fund and Short-Duration Investment Fund approve modifications to the fundamental investment restrictions currently observed by such Funds with respect to concentration of investments in any one industry. The purpose of these proposed changes is to ensure such Funds' compliance with positions taken by the Securities and Exchange Commission as to concentration in a particular industry. These proposed changes are being made at this time because the Funds are otherwise sending proxy materials to their shareholders relating to the election of Trustees, and not because either Fund intends to change its investment approach as a result of modifications to the Fund's fundamental investment restriction. The 1940 Act limits an investment company's ability to concentrate its investments in securities of any particular industry. The staff of the Securities and Exchange Commission ("SEC") takes the position that a mutual fund "concentrates" its investments in a particular industry if, in general, more than 25% of the fund's assets are invested in the securities of issuers in that industry.

     REAL ESTATE FUND. The current restriction with respect to the Real Estate Fund states that the Fund may not "concentrate more than 25% of the value of its total assets in any one industry, except that ... [it] may invest more than 25% of its assets in real estate-related securities."

     The Trustees propose to revise this restriction to provide that the Real Estate Fund may not "concentrate more than 25% of the value of its total assets in any one industry, except that . . . [it] will invest more than 25% of its assets in real estate-related investments." (emphasis added) This proposed revision clarifies that it is the mandatory policy of the Real Estate Fund to invest more than 25% of its assets in real estate-related investments. THE REVISION OF THIS RESTRICTION WILL NOT RESULT IN A CHANGE IN THE FUND'S INVESTMENT POLICY, as the Fund is required to invest at least 80% of its assets in real estate-related investments as part of its compliance with Rule 35d-1 under the 1940 Act, which requires a fund whose name suggests that it focuses on a particular type of investment to invest at least 80% of its assets in the type of investment suggested by its name.

     SHORT-DURATION INVESTMENT FUND. Currently, the fundamental investment restriction for the Short-Duration Investment Fund states that the Fund may not "concentrate more than 25% of the value of its total assets in any one industry, except that [it] may invest up to 100% of its assets in obligations issued by banks."

     The Trustees propose revising the Short-Duration Investment Fund's current restriction to delete the exception relating to bank obligations and provide that the Fund may not "concentrate more than 25% of the value of its total assets in any one industry." This proposal will bring the Fund's restriction into line with the restrictions of most other GMO Funds. The current restriction for the Short-Duration Investment Fund was adopted when the Fund operated as a money market fund. Because the Short-Duration Investment Fund no longer operates as a money market fund, it is not necessary to retain the freedom of action with respect to investments in bank obligations.

     THE REVISION OF THIS RESTRICTION WILL NOT RESULT IN A CHANGE IN THE FUND'S INVESTMENT POLICY, AS THE FUND ALREADY HAS IN PLACE A NON-FUNDAMENTAL RESTRICTION LIMITING THE FUND'S INVESTMENTS IN OBLIGATIONS ISSUED BY BANKS TO NO MORE THAN 25% OF THE VALUE OF THE FUND'S TOTAL ASSETS.

REQUIRED VOTE. With respect to each of Real Estate Fund and Short-Duration Investment Fund, pursuant to the 1940 Act, 50% of the shares entitled to vote of the affected Fund, present in person or represented by proxy, shall constitute a quorum. Approval of this proposal requires the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the affected Fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                    B. INVESTMENTS IN CERTAIN RELATED ISSUERS

AFFECTED FUNDS: Alpha Only Fund; Core Plus Bond Fund; Currency Hedged International Bond Fund; Currency Hedged International Equity Fund; Domestic Bond Fund; Emerging Countries Fund; Emerging Country Debt Fund; Emerging Country Debt Share Fund; Emerging Markets Fund; Emerging Markets Quality Fund; Foreign Fund; Global Balanced Asset Allocation Fund; Global Bond Fund; Global (U.S.+) Equity Allocation Fund; Growth Fund; Inflation Indexed Bond Fund; International Bond Fund; International Equity Allocation Fund; International Intrinsic Value Fund; International Small Companies Fund; Real Estate Fund; Short-Duration Investment Fund; Small Cap Growth Fund; Small Cap Value Fund; Tobacco-Free Core Fund; U.S. Core Fund; U.S. Sector Fund; Value Fund

     BACKGROUND. The Trustees recommend that the shareholders of the affected Funds approve the elimination of a fundamental investment restriction applicable to such Funds with respect to investments in certain related issuers. The restriction provides that the affected Funds may not ". . . invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and members of the Manager who beneficially own more than 1/2 of 1% of the securities of that issuer together beneficially own more than 5%."

     This restriction was adopted in response to certain states' Blue Sky laws, which have not applied to the Funds since 1996. Consequently, for several years new Funds have not adopted this restriction. As the affected Funds are otherwise sending proxy materials to their shareholders at this time relating to the election of Trustees, it is proposed that the affected Funds eliminate this restriction because it is no longer required by any applicable law, and in order to bring the affected Funds' fundamental investment restrictions in line with those of other Funds. The Manager does not expect that the elimination of this restriction will result in a change in the affected Funds' investment policies.

     All Funds will continue to be subject to provisions of the 1940 Act governing transactions with affiliates. In addition, the Manager maintains a code of ethics to monitor certain transactions involving itself and its employees affecting the Funds.

REQUIRED VOTE. With respect to each of Alpha Only Fund, Core Plus Bond Fund, Currency Hedged International Bond Fund, Currency Hedged International Equity Fund, Domestic Bond Fund, Emerging Countries Fund, Emerging Country Debt Fund, Emerging Country Debt Share Fund, Emerging Markets Fund, Emerging Markets Quality Fund, Foreign Fund, Global Balanced Asset Allocation Fund, Global Bond Fund, Global (U.S.+) Equity Allocation Fund, Growth Fund, Inflation Indexed Bond Fund, International Bond Fund, International Equity Allocation Fund, International Intrinsic Value Fund, International Small Companies Fund, Real Estate Fund, Short-Duration Investment Fund, Small Cap Growth Fund, Small Cap Value Fund, Tobacco-Free Core Fund, U.S. Core Fund, U.S. Sector Fund and Value Fund, pursuant to the 1940 Act, 50% of the shares entitled to vote of the affected Fund, present in person or represented by proxy, shall constitute a quorum. Approval of this proposal requires the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the affected Fund, or (2) 67% or more of the shares of the affected Fund present at the meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                          C. INVESTMENTS IN COMMODITIES

AFFECTED FUNDS: Benchmark-Free Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; International Equity Allocation Fund; U.S. Sector Fund

     BACKGROUND. Section 8 of the 1940 Act requires an investment company to provide a recital of its policy as to the purchase and sale of commodities. The current fundamental investment restriction of each affected Fund states that such affected fund may not "[p]urchase or sell commodities or commodity contracts, except that the Fund[ ] . . . may purchase and sell financial futures contracts and options thereon."

     The Manager has advised the Trustees that it believes that it would be beneficial to have the flexibility to allocate a portion of the affected Funds' assets to one or more funds that invest in certain commodity-related investments, including commodity futures and commodity swaps. These investments may have a low or negative correlation to certain other asset classes held by the affected Funds and therefore offer opportunities for further diversification of the affected Funds' portfolios. Although the Manager does not believe that the existing investment restriction of the affected Funds should prohibit indirect investment in commodity contracts through the underlying funds in which they invest, the Manager determined that it would be appropriate to remove any potential ambiguity in this regard. Accordingly, the Trustees recommend that the shareholders of the affected Funds approve modifications to the fundamental investment restriction quoted above.

     If the proposal is approved, the Manager expects to allocate a portion of the affected Funds' assets to one or more underlying Funds that invest in commodity-related investments. To the extent that a Fund invests in such funds, it may be subject to risks in addition to those to which it is currently subject. Exposure to the global commodity markets entails risks, as the value of a Fund's shares will be affected by factors particular to the commodity markets. The value of commodities and commodity-related derivative instruments can be extremely volatile. In addition, the value of a Fund's indirect investments in commodity-related derivative instruments may fluctuate more than the relevant underlying commodity, commodity index, or other commodity-linked variable.

     The proposed fundamental investment restriction for each affected Fund is set forth below:

"The Fund may not purchase commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon and may invest in other Funds that purchase or sell commodities, commodity contracts or any type of commodity-related derivative instrument (including without limitation all types of commodity-related swaps, futures contracts, forward contracts and options contracts)."

REQUIRED VOTE. With respect to each of Benchmark-Free Allocation Fund, Global Balanced Asset Allocation Fund, Global (U.S.+) Equity Allocation Fund, International Equity Allocation Fund and U.S. Sector Fund, pursuant to the 1940 Act, 50% of the shares entitled to vote of the affected Fund, present in person or represented by proxy, shall constitute a quorum. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected Fund, or (2) 67% or more of the shares of the affected Fund present at the meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

            FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

QUORUM AND METHODS OF TABULATION. The shareholders of each Fund vote together as a single class with respect to the election of Trustees (Proposal I). The shareholders of Funds that are voting on proposals to modify their Funds' fundamental investment restrictions vote separately by Fund (Proposals II.A, II.B and II.C). Pursuant to the Amended and Restated Agreement and Declaration of Trust, 40% of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Special Meeting. However, approval of Proposal II.A, II.B and II.C with respect to each of the affected Funds will require the presence of 50% of those Funds' shares at the Special Meeting in person or by proxy. Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust as tellers (the "Tellers") for the Special Meeting.

     The Tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present on the matter for purposes of determining the presence of a quorum. With respect to Proposal I, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to Proposals II.A, II.B and II.C, abstentions and broker non-votes have the effect of negative votes on the proposals.

VOTING BY FUNDS THAT INVEST IN CERTAIN OTHER FUNDS. Because certain Funds invest in other Funds of the Trust (collectively, the "underlying funds"), the Board of Trustees is entitled to vote shares of the underlying funds held by these Funds (excluding shares of Emerging Country Debt Fund held by Emerging Country Debt Share Fund) at the Special Meeting. With respect to each underlying fund, the Board has determined that it will direct that the shares held by other Funds be voted in the same proportion as the votes cast by all other shareholders of such underlying fund. To the extent that certain Funds are the sole shareholders of an underlying fund, shares of the underlying fund held by such Funds shall be voted at the direction of the Board of Trustees. Shares of Emerging Country Debt Fund held by Emerging Country Debt Share Fund will be voted in accordance with the directions of the shareholders of Emerging Country Debt Share Fund.

OTHER BUSINESS. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SIMULTANEOUS MEETINGS. Because all shareholders will vote together as a single class with respect to the election of Trustees, the meeting of shareholders of your Fund is called to be held at the same time as the meetings of shareholders of all of the other GMO Trust funds. It is anticipated that all meetings will be held simultaneously. With regard to proposals other than the election of Trustees, if any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment with respect to such other proposals.

REVOCATION OF PROXIES. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of the Trust, (ii) by properly executing a later-dated proxy, or (iii) by attending the Special Meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Amended and Restated Agreement and Declaration of Trust does not provide for annual meetings of shareholders, but the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

ADJOURNMENT. In the event that a quorum is not present and/or sufficient votes in favor of any of the proposals set forth in the Notice of Special Meeting are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a period or periods to permit further solicitation of proxies with respect to any of such proposals. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned, as required by the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to voted against such proposals. The Trust pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposals.

FINANCIAL INFORMATION. A copy of the Annual Report for each Fund for the most recent fiscal year, including financial statements, has previously been mailed to shareholders. Upon request, a Fund will furnish, without charge, to any of its shareholders, a copy of the Annual Report of the Fund for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to GMO Shareholder Services, 40 Rowes Wharf, Boston, Massachusetts, 02110, or by calling collect (617) 346-7646.

ADDITIONAL INFORMATION. The costs of solicitation of proxies will be borne by the Trust. In addition to soliciting proxies by mail, the Trustees of your Fund and employees of the Trust may solicit proxies in person or by telephone.

                                FUND INFORMATION

INVESTMENT ADVISER AND DISTRIBUTOR. Grantham, Mayo, Van Otterloo & Co. LLC serves as the Trust's Investment Adviser. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts, 02110, serves as the Trust's distributor on behalf of each of the Funds, except GMO Special Purpose Holding Fund, GMO Short-Duration Collateral Fund, GMO Taiwan Fund, and GMO World Opportunity Overlay Fund, which are not available for public distribution.

LIMITATION OF TRUSTEE LIABILITY. The Amended and Restated By-laws of the Trust provide that the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager, or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; provided, however, that no Trustee shall be protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110 to serve as each Fund's independent registered public accounting firm for the current fiscal year. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings. If requested in writing by any shareholder at least five days prior to the date of the Special Meeting, a representative of PricewaterhouseCoopers LLP will be available to make a statement if desired and to respond to appropriate questions.

     Exhibit D to this proxy sets forth, for each Fund's two most recent fiscal years, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to the Fund, (b) those non-audit services provided to the Manager or any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (each, a "Service Affiliate") that relate directly to the operations and financial reporting of such Fund, and aggregate non-audit fees in each of the last two fiscal years to each Fund and its Service Affiliates.

PRE-APPROVAL POLICIES OF THE INDEPENDENT TRUSTEES/AUDIT COMMITTEE. The Independent Trustees/Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be pre-approved. Under the Policy, the Independent Trustees/Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC's rules on, auditor independence; and (4) those permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC's rules on, auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Independent Trustees/Audit Committee or the chairperson of the Committee (if timing necessitates that pre-approval is required before the Committee's next regularly scheduled meeting) if they are to be provided by the independent auditor.

     The Trust's Independent Trustees/Audit Committee has determined that the provision of non-audit services by a Fund's independent registered public accounting firm to the Fund's Service Affiliates that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of the independent registered public accounting firm as the Fund's auditors.

OTHER INFORMATION. Please refer to attached Exhibits E through I for additional information about the Funds and the Trust, including information about the Trust's Officers, shares outstanding in the classes offered by your Fund, and a list of beneficial owners known by the Trust to own beneficially 5% or more of the outstanding shares of a class of a Fund in the Trust as of January 14, 2005.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


February __, 2005

                         EXHIBIT A-TRUSTEE COMPENSATION

Other than as set forth in the table below, no Trustee or Officer of the Trust received any direct compensation from the Trust or any Fund during the fiscal year ended February 29, 2004.

                                                                         NAME OF PERSON, POSITION
                                                                         ------------------------
                                                            Donald W. Glazer, Esq.,           Jay O. Light,
                                                                   Trustee                      Trustee
                                                                   -------                      -------
                          COMPENSATION FROM EACH FUND:
                                       Alpha Only Fund              $ 279                        $ 279
                        Benchmark-Free Allocation Fund                299                          299
                                   Core Plus Bond Fund              1,834                        1,836
               Currency Hedged International Bond Fund                116                          116
             Currency Hedged International Equity Fund                335                          335
                                    Domestic Bond Fund                955                          956
                               Emerging Countries Fund                951                          952
                            Emerging Country Debt Fund             10,844                        9,550
                      Emerging Country Debt Share Fund                446                          447
                                 Emerging Markets Fund             19,809                       19,825
                         Emerging Markets Quality Fund                700                          701
                                          Foreign Fund             13,974                       13,985
                          Foreign Small Companies Fund              4,118                        4,124
                 Global (U.S.+) Equity Allocation Fund                857                          859
                 Global Balanced Asset Allocation Fund              1,926                        1,928
                                      Global Bond Fund                872                          872
                                    Global Growth Fund                N/A*                         N/A*
                                           Growth Fund              2,158                        2,160
                           Inflation-Indexed Bond Fund              1,765                        1,766
                               International Bond Fund                822                          823
                 International Disciplined Equity Fund                513                          513
                  International Equity Allocation Fund                757                          758
                             International Growth Fund              1,323                        1,324
                    International Intrinsic Value Fund              8,466                        8,472
                    International Small Companies Fund              4,878                        4,882
                                  Intrinsic Value Fund                334                          334
                                      Real Estate Fund                939                          939
                        Short-Duration Collateral Fund              7,444                        6,336
                        Short-Duration Investment Fund              1,121                        1,125
                                 Small Cap Growth Fund                161                          161
                                  Small Cap Value Fund                977                          978
                          Special Purpose Holding Fund             13,300**                     11,850**
                                           Taiwan Fund                527                          527
               Tax-Managed International Equities Fund                649                          650
                      Tax-Managed Small Companies Fund                120                          120
                        Tax-Managed U.S. Equities Fund                255                          255


                                                                         NAME OF PERSON, POSITION
                                                                         ------------------------
                                                            Donald W. Glazer, Esq.,           Jay O. Light,
                                                                   Trustee                      Trustee
                                                                   -------                      -------
                                Tobacco-Free Core Fund            $ 2,973                      $ 2,975
                                        U.S. Core Fund             15,710                       15,722
                              U.S. Quality Equity Fund                  0***                         0***
                                      U.S. Sector Fund                192                          192
                                            Value Fund               301                           301
                        World Opportunity Overlay Fund                N/A*                         N/A*
PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND                N/A                          N/A
                                             EXPENSES:

            ESTIMATED ANNUAL BENEFITS UPON RETIREMENT:                N/A                          N/A

                    TOTAL COMPENSATION FROM THE TRUST:          $ 124,000                    $ 120,230

*As of February 29, 2004, the Fund had not commenced operations and, therefore, did not pay any compensation to the Trustees as of February 29, 2004. Following commencement of operations, this Fund will pay its pro rata share of the Trustees' total compensation from the Trust based on its pro rata share of the Trust's assets. It is estimated that Global Growth Fund will compensate Mr. Glazer in the amount of $120 and Mr. Light in the amount of $118 for the fiscal year ending February 28, 2005. It is estimated that World Opportunity Overlay Fund will pay compensation in the amount of $687 to both Mr. Glazer and Mr. Light for the fiscal year ending February 28, 2005.

**Reflects amounts paid to the Trustees by the Fund for the twelve-month period ending February 29, 2004. Effective with the period ending February 29, 2004, the Fund changed its fiscal year end from November 30 to February 28/29. The amounts set forth in the table include amounts paid during a portion (from March 1, 2003 through November 30, 2003) of the Fund's previous fiscal year ending November 30, 2003, and amounts paid during the interim (December 1, 2003 through February 29, 2004) fiscal period ending February 29, 2004.

***Reflects the period from the Fund's commencement of operations on February 6, 2004 through February 29, 2004, during which no compensation was paid to the Trustees. Following commencement of operations, the Fund pays its pro rata share of the Trustees' total compensation from the Trust based on its pro rata share of the Trust's assets. For the fiscal year ending February 28, 2005, it is estimated that the Fund will pay compensation in the amount of $3,195 to Mr. Glazer and compensation in the amount of $3,141 to Mr. Light.

                            EXHIBIT B-SHARE HOLDINGS

The table below shows the dollar range of shares of those Funds beneficially owned directly by each nominee for Trustee as of January 14, 2005.


NAME/ FUNDS OFFERED HEREUNDER                                         DOLLAR RANGE OF SHARES DIRECTLY OWNED IN FUNDS
-----------------------------                                         ----------------------------------------------
                                                                      OFFERED HEREUNDER
                                                                      -----------------
DONALD W. GLAZER
GMO Alpha Only Fund                                                   Over $100,000
GMO Emerging Country Debt Fund                                        Over $100,000
GMO Emerging Markets Fund                                             Over $100,000
GMO Emerging Markets Quality Fund                                     Over $100,000
GMO Foreign Small Companies Fund                                      Over $100,000
GMO Inflation-Indexed Bond Fund                                       Over $100,000
GMO International Small Companies Fund                                Over $100,000
Aggregate Dollar Range of Shares Owned                                Over $100,000

JAY O. LIGHT
None                                                                  None

W. NICHOLAS THORNDIKE
None                                                                  None

The following table sets forth dollar ranges of the nominees' indirect beneficial share ownership in Funds of the Trust, as of January 14, 2005, by virtue of their direct ownership of shares of certain Funds (as disclosed in the immediately preceding table) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.


NAME/FUNDS OFFERED HEREUNDER                                   DOLLAR RANGE OF SHARES INDIRECTLY OWNED IN FUNDS
----------------------------                                   ------------------------------------------------
                                                               OFFERED HEREUNDER
                                                               -----------------
DONALD W. GLAZER
GMO Emerging Markets Fund                                      $10,001 - $50,000
GMO International Growth Fund                                  $50,001 -$100,000
GMO International Intrinsic Value Fund                         $50,001 - $100,000
GMO International Small Companies Fund                         $10,001 - $50,000
GMO Real Estate Fund                                           $1 - $10,000
GMO Short-Duration Collateral Fund                             $10,001 - $50,000
GMO Special Purpose Holding Fund                               $1 - $10,000
GMO Taiwan Fund                                                $1 - $10,000
GMO U.S. Core Fund                                             Over $100,000
GMO U.S. Quality Equity Fund                                   $50,001 - $100,000
GMO World Opportunity Overlay Fund                             $1 - $10,000
Aggregate Dollar Range of Shares Owned                         Over $100,000

JAY O. LIGHT
None                                                           None

W. NICHOLAS THORNDIKE
None                                                           None

Except as indicated below, as of January 14, 2005, the current Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of each class of each Fund.


-------------------------------------------------------------------------------------------------------
FUND                                  CLASS                           AGGREGATE % OWNERSHIP INTEREST

-------------------------------------------------------------------------------------------------------
Alpha Only Fund                       III                             2.60%
-------------------------------------------------------------------------------------------------------
International Bond Fund               III                             4.92%
-------------------------------------------------------------------------------------------------------
International Small Companies Fund    III                             1.54%
-------------------------------------------------------------------------------------------------------
Real Estate Fund                      III                             1.30%
-------------------------------------------------------------------------------------------------------
Short-Duration Investment Fund        III                             2.56%
-------------------------------------------------------------------------------------------------------

                    EXHIBIT C--OWNERSHIP IN RELATED COMPANIES

The table below sets forth information about securities owned by the independent nominees for Trustee and their family members, as of December 31, 2004, in entities directly or indirectly controlling, controlled by, or under common control with, the Manager or Funds Distributor, Inc., the Funds' principal underwriter.


--------------------------------------------------------------------------------------------------------------------------------
NAME OF NOMINEE         NAME OF OWNERS AND    COMPANY               TITLE OF CLASS        VALUE OF SECURITIES   PERCENT OF CLASS
                        RELATIONSHIP TO
                        NOMINEE
--------------------------------------------------------------------------------------------------------------------------------
Donald W. Glazer        Self                  GMO Tax-Managed       Limited partnership   $420,726              4.20%
                                              Absolute Return       interest
                                              Fund, a private
                                              investment company
                                              managed by the
                                              Manager.(1)

--------------------------------------------------------------------------------------------------------------------------------
                                              GMO Multi-Strategy    Limited partnership   $422,939              0.38%
                                              Fund (Onshore), a     interest
                                              private investment
                                              company managed by
                                              the Manager.(1)

--------------------------------------------------------------------------------------------------------------------------------
                                              GMO Brazil            Limited partnership   $0                    1.95%
                                              Sustainable Forest    interest
                                              Fund, LP, a private
                                              investment company
                                              managed by
                                              Renewable Resources
                                              LLC, an affiliate
                                              of the Manager.(2)

--------------------------------------------------------------------------------------------------------------------------------
                                              GMO Brazil            Limited partnership   $0                    2.02%
                                              Sustainable Forest    interest
                                              Fund 2, LP, a
                                              private investment
                                              company managed by
                                              Renewable Resources
                                              LLC, an affiliate
                                              of the Manager.(2)
--------------------------------------------------------------------------------------------------------------------------------

___________________________
     (1) The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.

     (2) The Manager may be deemed to "control" this fund by virtue of its affiliation with and role as managing member of Renewable Resources LLC.

                        EXHIBIT D-FEES BILLED BY AUDITORS

     Exhibit D sets forth, for each Fund's two most recent fiscal years, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Manager or any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (each, a "Service Affiliate") that related directly to the operations and financial reporting of such Fund. These fees are categorized under the following captions:

     Audit Fees: Fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

     Audit-Related Fees: Fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees", including accounting consultations for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

      Tax Fees: Fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

     All Other Fees: Fees for products and services provided by the Auditor other than those reported under "Audit Fees", "Audit-Related Fees", and "Tax Fees."

During the periods indicated in the table below, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for the Funds or the Funds' Service Affiliates.

Fees billed in each of the last two fiscal years for services rendered to a Fund by PricewaterhouseCoopers LLP:

-------------------------------------------------------------------------------------------------
FUND                    PERIOD               AUDIT FEES        AUDIT-RELATED FEES   TAX FEES
-------------------------------------------------------------------------------------------------
GMO Alpha Only Fund     February 29, 2004    $20,799.14               -----         $10,815.43
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $19,000.00               -----         $13,134.59
-------------------------------------------------------------------------------------------------
GMO Benchmark-Free      February 29, 2004    $11,192.88               -----         $5,464.69
Allocation Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    -----                    -----         -----
-------------------------------------------------------------------------------------------------
GMO Core Plus Bond      February 29, 2004    $30,697.51               -----         $18,602.17
Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003       $27,000.00            -----          $19,892.66
-------------------------------------------------------------------------------------------------
GMO Currency Hedged     February 29, 2004    $44,124.48               -----         $17,206.83
International Bond
Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $37,000.00               -----         $16,444.83
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
GMO Currency Hedged     February 29, 2004    $27,319.84               -----         $18,427.00
International Equity
Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $24,000.00               -----         $20,157.59
-------------------------------------------------------------------------------------------------
GMO Domestic Bond Fund  February 29, 2004    $28,639.58               -----         $10,959.63
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $25,500.00               -----          $9,045.29
-------------------------------------------------------------------------------------------------
GMO Emerging            February 29, 2004    $42,174.43               -----         $15,175.21
Countries Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $36,000.00               -----         $12,366.12
-------------------------------------------------------------------------------------------------
GMO Emerging Country    February 29, 2004    $87,862.04               -----         $50,415.39
Debt Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $75,000.00               -----         $21,290.53
-------------------------------------------------------------------------------------------------
GMO Emerging Country    February 29, 2004    $6,491.95                -----          $5,383.00
Debt Share Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $6,000.00                -----          $5,227.82
-------------------------------------------------------------------------------------------------
GMO Emerging Markets    February 29, 2004    $95,374.56               -----         $55,015.90
Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $75,000.00               -----         $50,602.85
-------------------------------------------------------------------------------------------------
GMO Emerging Markets    February 29, 2004    $33,254.36               -----         $13,271.61
Quality Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $31,000.00               -----         $12,816.02
-------------------------------------------------------------------------------------------------
GMO Foreign Fund        February 29, 2004    $45,253.71               -----         $35,280.36
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $38,000.00               -----         $18,996.82
-------------------------------------------------------------------------------------------------
GMO Foreign Small       February 29, 2004    $29,430.03               -----         $19,476.60
Companies Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $26,000.00               -----         $19,830.31
-------------------------------------------------------------------------------------------------
GMO Global (U.S.+)      February 29, 2004    $11,170.47               -----          $7,711.01
Equity Allocation Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $10,500.00               -----          $6,442.65
-------------------------------------------------------------------------------------------------
GMO Global Balanced     February 29, 2004    $11,846.35               -----         $13,875.62
Asset Allocation Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $14,000.00               -----         $43,060.23
-------------------------------------------------------------------------------------------------
GMO Global Bond Fund    February 29, 2004    $29,518.88               -----         $21,609.38
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $27,000.00               -----         $16,325.61
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
GMO Global Growth Fund  February 29, 2004         -----               -----            -----
-------------------------------------------------------------------------------------------------
                        February 28, 2003         -----               -----            -----
-------------------------------------------------------------------------------------------------
GMO Growth Fund         February 29, 2004    $31,013.05               -----         $13,555.15
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $28,000.00               -----          $9,040.55
-------------------------------------------------------------------------------------------------
GMO Inflation Indexed   February 29, 2004    $20,776.10               -----         $16,237.94
Bond Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $19,000.00               -----         $12,610.75
-------------------------------------------------------------------------------------------------
GMO International       February 29, 2004    $32,754.49               -----         $17,717.95
Bond Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $29,000.00               -----         $16,684.23
-------------------------------------------------------------------------------------------------
GMO International       February 29, 2004    $30,271.95               -----         $13,721.79
Disciplined Equity
Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $27,000.00              $125.00        $12,816.02
-------------------------------------------------------------------------------------------------
GMO International       February 29, 2004    $11,233.56               -----          $8,031.69
Equity Allocation Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $10,500.00               -----          $6,442.65
-------------------------------------------------------------------------------------------------
GMO International       February 29, 2004    $30,434.06               -----         $15,515.30
Growth Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $27,000.00              $125.00        $14,369.28
-------------------------------------------------------------------------------------------------
GMO International       February 29, 2004    $45,171.52               -----         $22,142.00
Intrinsic Value Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $40,000.00               -----         $21,372.95
-------------------------------------------------------------------------------------------------
GMO International       February 29, 2004    $44,019.51               -----         $17,477.22
Small Companies Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $39,000.00               -----         $15,639.73
-------------------------------------------------------------------------------------------------
GMO Intrinsic Value     February 29, 2004    $31,548.98               -----          $9,072.31
Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $30,000.00               -----          $8,095.55
-------------------------------------------------------------------------------------------------
GMO Real Estate Fund    February 29, 2004    $31,161.55               -----         $10,709.12
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $29,000.00               -----          $9,273.13
-------------------------------------------------------------------------------------------------
GMO Short-Duration      February 29, 2004    $48,445.27               -----         $35,914.24
Collateral Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $47,700.20               -----         $11,958.04
-------------------------------------------------------------------------------------------------
GMO Short-Duration      February 29, 2004    $18,217.77               -----          $8,499.27
Investment Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $17,000.00               -----         $10,393.46
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
GMO Small Cap Growth    February 29, 2004    $27,327.02               -----          $9,525.19
Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $25,000.00               -----          $9,145.55
-------------------------------------------------------------------------------------------------
GMO Small Cap Value     February 29, 2004    $32,235.53               -----         $11,044.00
Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $30,000.00               -----         $10,720.55
-------------------------------------------------------------------------------------------------
GMO Special Purpose     February 29, 2004    $95,143.01               -----         $14,093.76
Holding Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $50,799.80               -----         $15,093.80
-------------------------------------------------------------------------------------------------
GMO Taiwan Fund         February 29, 2004    $29,597.26               -----         $10,442.77
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $26,000.00               -----          $5,565.00
-------------------------------------------------------------------------------------------------
GMO Tax-Managed         February 29, 2004    $30,236.70               -----         $13,321.08
International
Equities Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $27,000.00               -----         $12,816.02
-------------------------------------------------------------------------------------------------
GMO Tax-Managed Small   February 29, 2004    $26,265.60               -----          $9,251.22
Companies Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $25,000.00               -----          $8,333.63
-------------------------------------------------------------------------------------------------
GMO Tax-Managed U.S.    February 29, 2004    $26,813.37               -----          $9,120.40
Equities Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $25,000.00               -----         $11,331.67
-------------------------------------------------------------------------------------------------
GMO Tobacco-Free Core   February 29, 2004    $27,660.64               -----         $17,329.44
Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $26,000.00               -----         $15,637.12
-------------------------------------------------------------------------------------------------
GMO U.S Core Fund       February 29, 2004    $44,251.87               -----         $11,136.00
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $39,000.00               -----         $10,814.26
-------------------------------------------------------------------------------------------------
GMO U.S. Quality        February 29, 2004    $22,100.60               -----            -----
Equity Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003         -----               -----            -----
-------------------------------------------------------------------------------------------------
GMO U.S. Sector Fund    February 29, 2004    $11,070.88               -----          $9,359.24
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $10,500.00               -----          $8,818.53
-------------------------------------------------------------------------------------------------
GMO Value Fund          February 29, 2004    $31.935.50               -----          $9,936.09
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $31,000.00               -----          $9,460.55
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
GMO World Opportunity   February 29, 2004         -----               -----            -----
Overlay Fund
-------------------------------------------------------------------------------------------------
                        February 28, 2003         -----               -----            -----
-------------------------------------------------------------------------------------------------
Totals                  February 29, 2004    $1,334,836.00            -----        $631,843.00
-------------------------------------------------------------------------------------------------
                        February 28, 2003    $1,129,500.00           $250.00       $552,066.94
-------------------------------------------------------------------------------------------------

For each Fund's two most recently completed fiscal years, no fees were billed by PricewaterhouseCoopers LLP to the Funds that would be disclosed under the caption "All Other Fees".

For the fiscal years ended February 28, 2003 and February 29, 2004, respectively, fees billed by PricewaterhouseCoopers LLP for non-audit services provided to the Funds' Service Affiliates were $86,950.00 and $115,100.00. These fees are categorized as "All Other Fees," and were billed to the Funds' Service Affiliates in connection with engagements that related directly to the operations and financial reporting of all the Funds that are series of GMO Trust, as well as other accounts managed by the Manager. None of these fees were attributable to engagements for services that related directly to a specific Fund.

For the fiscal years ended February 28, 2003 and February 29, 2004, respectively, aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Funds and for non-audit services rendered to the Funds' Service Affiliates were $639,266.94 and $817,943.00. For the fiscal year ended February 28, 2003, this amount reflects the aggregate of (x) $552,316.94 in tax and audit-related fees billed to the Funds, as shown in the above table, plus
(y) $86,950.00 in fees billed to the Funds' Service Affiliates for engagements that related directly to the operations and financial reporting of the Funds. For the fiscal year ended February 29, 2004, this amount represents the aggregate of (x) $631,843.00 in tax fees billed to the Funds, as shown in the above table, plus (y) $115,100.00 in fees billed to the Funds' Service Affiliates for engagements that related directly to the operations and financial reporting of the Funds, plus (z) $71,000.00 in fees billed to the Funds' Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds. No amounts were attributable to engagements for services rendered to a specific Fund, other than those shown in the above table.

                          EXHIBIT E-OFFICER INFORMATION

     The table below lists certain information concerning the Officers of the Trust. Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office. The address of each Officer is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110.


NAME AND DATE OF BIRTH          POSITION(S) HELD      LENGTH                PRINCIPAL OCCUPATION(S)
----------------------          ----------------      ------                -----------------------
                                WITH THE TRUST        OF TIME SERVED        DURING PAST 5 YEARS
                                --------------        --------------        -------------------
Scott Eston                     President and Chief   President and Chief   Chief Financial Officer, Chief
DOB:  01/20/1956                Executive Officer     Executive Officer     Operating Officer (2000-present)
                                                      since October 2002;   and Member, Grantham, Mayo, Van
                                                      Vice President from   Otterloo & Co. LLC.
                                                      August 1998 -
                                                      October 2002.


Susan Randall Harbert           Chief Financial       Chief Financial       Member, Grantham, Mayo, Van
DOB:  04/25/1957                Officer and           Officer since         Otterloo & Co. LLC.
                                Treasurer             February 2000;
                                                      Treasurer since
                                                      February 1998.

Brent C. Arvidson               Assistant Treasurer   Since August 1998.    Senior Fund Administrator,
DOB:  06/26/1969                                                            Grantham, Mayo, Van Otterloo &
                                                                            Co. LLC.

Sheppard N. Burnett             Assistant Treasurer   Since September       Fund Administration Staff,
DOB:  10/24/1968                                      2004.                 Grantham, Mayo, Van Otterloo &
                                                                            Co. LLC (June 2004-present);
                                                                            Vice President, Director
                                                                            of Tax, Columbia Management
                                                                            Group (2002-2004) and Senior
                                                                            Tax Manager (2000-2002) and
                                                                            Tax Manager (1999-2000),
                                                                            PricewaterhouseCoopers.

Scott D. Hogan                  Chief Compliance      Since October 2004.   Legal Counsel, Grantham, Mayo,
DOB:  01/06/1970                Officer                                     Van Otterloo & Co. LLC
                                                                            (2000-2004) and Senior Legal
                                                                            Product Specialist, Scudder
                                                                            Kemper Investments, Inc.
                                                                            (1999-2000).

William R. Royer, Esq.          Vice President and    Vice President        General Counsel, Anti-Money
DOB:  07/20/1965                Clerk                 since February        Laundering Reporting Officer
                                                      1997; Clerk since     (July 2002-February 2003) and
                                                      March 2001, May       Member, Grantham, Mayo, Van
                                                      1999 - August 1999.   Otterloo & Co. LLC.


Elaine M. Hartnett, Esq.        Vice President and    Vice President        Associate General Counsel,
DOB:  02/18/1945                Secretary             since August 1999;    Grantham, Mayo, Van Otterloo &
                                                      Secretary since       Co. LLC (June 1999-present).
                                                      March 2001.

Julie L. Perniola               Vice President        Vice President,       Anti-Money Laundering Reporting
DOB:  10/07/1970                                      February, 2003        Officer (February 2003-December
                                                      -present;             2004) and Chief Compliance
                                                      Anti-Money            Officer (April 1995-present),
                                                      Laundering            Grantham, Mayo, Van Otterloo &
                                                      Compliance Officer,   Co. LLC.
                                                      February
                                                      2003-December 2004.

Cheryl Wakeham                  Vice President and    Since December 2004.  Manager, Client Service
DOB:  10/29/1958                Anti-Money                                  Administration, Grantham, Mayo,
                                Laundering Officer                          Van Otterloo & Co. LLC (February
                                                                            1999-present).

Mr. Eston, Ms. Harbert, Mr. Arvidson, Mr. Burnett, Ms. Hartnett, and Ms. Wakeham also serve as directors or officers of one or more subsidiaries or affiliates of Grantham, Mayo, Van Otterloo & Co. LLC and/or one or more unregistered investment companies managed by Grantham, Mayo, Van Otterloo & Co. LLC and its subsidiaries.

                          EXHIBIT F--SHARES OUTSTANDING

The table below lists the shares outstanding of your fund as of [record date].

--------------------------------------------------------------------------------------------------
FUND NAME                             SHARE CLASS                SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------
GMO Alpha Only Fund                   Class III
--------------------------------------------------------------------------------------------------
GMO Benchmark-Free Allocation Fund    Class III
--------------------------------------------------------------------------------------------------
GMO Core Plus                         Class III
Bond Fund
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO Currency Hedged International     Class III
Bond Fund
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO Currency Hedged International     Class III
Equity Fund
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO Domestic                          Class III
Bond Fund
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO Emerging                          Class III
Countries Fund
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO Emerging                          Class III
Country Debt Fund
--------------------------------------------------------------------------------------------------
                                      Class IV
--------------------------------------------------------------------------------------------------
GMO Emerging Country                  Class III
Debt Share Fund

--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO                                   Class III
Emerging
Markets
Fund
--------------------------------------------------------------------------------------------------
                                      Class IV
--------------------------------------------------------------------------------------------------
                                      Class V
--------------------------------------------------------------------------------------------------
                                      Class VI
--------------------------------------------------------------------------------------------------
GMO Emerging Markets                  Class III
Quality Fund
--------------------------------------------------------------------------------------------------
                                      Class IV
--------------------------------------------------------------------------------------------------
GMO                                   Class II
Foreign
Fund
--------------------------------------------------------------------------------------------------
                                      Class III
--------------------------------------------------------------------------------------------------
                                      Class IV
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO Foreign                           Class III
Small Companies Fund
--------------------------------------------------------------------------------------------------
                                      Class IV
--------------------------------------------------------------------------------------------------
GMO Global (U.S.+) Equity             Class III
Allocation Fund
--------------------------------------------------------------------------------------------------
GMO Global Balanced Asset             Class III
Allocation Fund
--------------------------------------------------------------------------------------------------
GMO Global                            Class III
Bond Fund
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO Global                            Class III
Growth Fund
--------------------------------------------------------------------------------------------------
                                      Class IV
--------------------------------------------------------------------------------------------------
GMO                                   Class III
Growth Fund
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO Inflation-Indexed                 Class III
Bond Fund
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO International                     Class III
Bond Fund
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
GMO International Disciplined         Class III
Equity Fund
--------------------------------------------------------------------------------------------------
                                      Class IV
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO International Equity Allocation   Class III
Fund
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
GMO International                     Class III
Growth Fund
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO                                   Class II
International
Intrinsic
Value Fund
--------------------------------------------------------------------------------------------------
                                      Class III
--------------------------------------------------------------------------------------------------
                                      Class IV
--------------------------------------------------------------------------------------------------
                                      Class V
--------------------------------------------------------------------------------------------------
                                      Class VI
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO International Small Companies     Class III
Fund
--------------------------------------------------------------------------------------------------
GMO                                   Class III
Intrinsic
Value Fund
--------------------------------------------------------------------------------------------------
                                      Class IV
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO                                   Class III
Real Estate Fund
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO Short Duration
Collateral Fund
--------------------------------------------------------------------------------------------------
GMO Short-Duration                    Class III
Investment Fund
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO Small Cap Growth Fund             Class III
--------------------------------------------------------------------------------------------------
GMO Small Cap Value Fund              Class III
--------------------------------------------------------------------------------------------------
GMO Special Purpose
Holding Fund
--------------------------------------------------------------------------------------------------
GMO Taiwan Fund

--------------------------------------------------------------------------------------------------
GMO Tax-Managed International         Class III
Equities Fund
--------------------------------------------------------------------------------------------------
GMO Tax-Managed Small Companies Fund  Class III
--------------------------------------------------------------------------------------------------
GMO Tax-Managed U.S. Equities Fund    Class III
--------------------------------------------------------------------------------------------------
GMO                                   Class III
Tobacco-Free
Core Fund
--------------------------------------------------------------------------------------------------
                                      Class IV
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO                                   Class II
U.S.
Core
Fund
--------------------------------------------------------------------------------------------------
                                      Class III
--------------------------------------------------------------------------------------------------
                                      Class IV
--------------------------------------------------------------------------------------------------
                                      Class V
--------------------------------------------------------------------------------------------------
                                      Class VI
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO                                   Class III
U.S. Quality
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Equity
Fund
--------------------------------------------------------------------------------------------------
                                      Class IV
--------------------------------------------------------------------------------------------------
GMO U.S. Sector Fund                  Class III
--------------------------------------------------------------------------------------------------
GMO                                   Class III
Value Fund
--------------------------------------------------------------------------------------------------
                                      Class M
--------------------------------------------------------------------------------------------------
GMO World Opportunity Overlay Fund
--------------------------------------------------------------------------------------------------

                        EXHIBIT G - BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of a Fund in the Trust as of January 14, 2005.

FUND                 CLASS                                          NAME & ADDRESS
                                                                     (% OWNERSHIP)
---------------------------------------------------------------------------------------------------------------------
GMO Alpha Only Fund  Class III     Evergreen Asset Allocation Fund          GMO Global Balanced Asset Allocation
                                   200 Berkeley St                          Fund
                                   21st Floor Fund Administration           Attn. Laura Whitten
                                   Boston, MA 02116                         GMO LLC
                                   (72.4%)                                  40 Rowes Wharf
                                                                            Boston, MA 02110
                                                                            (17.1%)
---------------------------------------------------------------------------------------------------------------------
GMO Benchmark-Free   Class III     Screen Actors Guild Producers Pension    The Ministers and Missionaries Benefit
Allocation Fund                    Plan                                     Board of American Baptist Churches
                                   Attn: Keith Walker A/R & Finance         Attn: Steven Chin Manager/Investment
                                   Manager                                  Analyst
                                   3601 West Olive Avenue                   475 Riverside Drive Suite 1700
                                   Burbank, CA  91505                       New York, NY 10115
                                   (13.7%)                                  (8.5%)

                                   The Northern Trust Company As Trustee    Bost & Co A/C WBHF7000702
                                   FBO Olin Pension Plans Master            FBO WB Hilton Crut
                                   Retirement Turst                         Mutual Funds Operations
                                   Attn: Special Assets                     P.O. Box 3198
                                   P.O. Box 92956                           Pittsburgh, PA  152303198
                                   Chicago, IL  60676                       (5.6%)
                                   (8.8%)
---------------------------------------------------------------------------------------------------------------------
GMO Core Plus        Class III     Evergreen Asset Allocation Fund          Bost & Co. A/C NYXF174740
Bond Fund                          200 Berkeley St                          (Verizon - Core Plus)
                                   21st Floor Fund Administration           Mutual Funds Operations
                                   Boston, MA 02116                         PO Box 3198
                                   (51.3%)                                  Pittsburgh, PA 15230-3198
                                                                            (17.0%)
                                   GMO Global Balanced Asset Allocation
                                   Fund                                     JPMorgan Chase Bank, as Trustee for
                                   Attn. Laura Whitten                      GMAM Group Pension Trust II
                                   GMO LLC                                  Nicole Stephenson
                                   40 Rowes Wharf                           JPMorgan Chase
                                   Boston, MA 02110                         3 Chase Metrotech Center, 5th Floor
                                   (10.4%)                                  Brooklyn, NY 11245
                                                                            (5.7%)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
GMO Currency         Class III     GMO Benchmark Free Allocation Fund       Evergreen Asset Allocation Fund
Hedged                             Attn. Julie Coady                        200 Berkeley St
International Bond                 C/O GMO                                  21st Floor Fund Administration
Fund                               40 Rowes Wharf                           Boston, MA 02116
                                   Boston, MA 02110                         (26.6%)
                                   (27.5%)
                                                                            GMO Global Balanced Asset Allocation
                                   JPMorgan Chase Bank, as Trustee for      Fund
                                   GMAM Group Pension Trust II              Attn. Laura Whitten
                                   Nicole Stephenson                        GMO LLC
                                   JPMorgan Chase                           40 Rowes Wharf
                                   3 Chase Metrotech Center, 5th Floor      Boston, MA 02110
                                   Brooklyn, NY 11245                       (7.2%)
                                   (10.0%)
                                                                            State Street Nominees Limited AC JFBA
                                                                            Attn. Eileen Crow
                                                                            Settlements
                                                                            525 Ferry Road
                                                                            Edinburgh, Scotland, EH5 2A W
                                                                            (5.8%)
---------------------------------------------------------------------------------------------------------------------
GMO Currency         Class III     Evergreen Asset Allocation Fund          GMO Benchmark Free Allocation Fund
Hedged                             200 Berkeley St                          Attn. Julie Coady
International                      21st Floor Fund Administration           C/O GMO
Equity Fund                        Boston, MA 02116                         40 Rowes Wharf
                                   (42.6%)                                  Boston, MA 02110
                                                                            (14.8%)
                                   JPMorgan Chase Bank, as Trustee for
                                   GMAM Group Pension Trust II              GMO Global Balanced Asset Allocation
                                   Nicole Stephenson                        Fund
                                   JPMorgan Chase                           Attn. Laura Whitten
                                   3 Chase Metrotech Center, 5th Floor      GMO LLC
                                   Brooklyn, NY 11245                       40 Rowes Wharf
                                   (9.6%)                                   Boston, MA 02110
                                                                            (8.1%)
---------------------------------------------------------------------------------------------------------------------
GMO Domestic         Class III     Evergreen Asset Allocation Fund          GMO Global Balanced Asset Allocation
Bond Fund                          200 Berkeley St                          Fund
                                   21st Floor Fund Administration           Attn. Laura Whitten
                                   Boston, MA 02116                         GMO LLC
                                   (71.0%)                                  40 Rowes Wharf
                                                                            Boston, MA 02110
                                                                            (14.0%)
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
GMO Emerging         Class III     National Bank of Canada                  Trust Company of Illinois
Countries Fund                     Attn. Louis Vachon                       Attn. Trust Operations
                                   Senior Vice President                    45 S Park Blvd
                                   1155 Metcalfe, First Floor               Suite 300
                                   Montreal Quebec H3B 5G2                  Glen Ellyn, IL 60137
                                   (18.7%)                                  (10.8%)

                                   Charles Schwab & Co Inc
                                   FBO 96472125
                                   San Francisco, CA 94104-4122
                                   Attn. Mutual Funds Operations 333/4
                                   101 Montgomery Street
                                   San Francisco, CA 94104
                                   (7.8%)
                    --------------------------------------------------------------------------------------------------
                     Class M       National Financial Services LLC For      American Express Trust Co. FBO American
                                   The Exclusive Benfits of Our Customers   Express Trust Retirement Services Plans
                                   - NT                                     American Express Trust Compnay
                                   200 Liberty Street                       50534 AXP Financial Center
                                   One World Financial                      Minneapolis, MN 55474
                                   New York, NY 10281                       (24.8%)
                                   (71.9%)
----------------------------------------------------------------------------------------------------------------------
GMO Emerging         Class III     GMO Emerging Country  Debt Share Fund    Boston Safe Deposit & Trust Co FBO The
Country Debt Fund                  Attn. Rick Okerman                       Phillips Electronics North America Corp
                                   40 Rowes Wharf                           Master Retirement Trust
                                   Boston, MA 02110                         Attn. Eric Sassone Trust Officer
                                   (11.8%)                                  125 Santilli Highway AIM 026 0036
                                                                            Everett, MA 02149-1950
                                   Jayvee & Co For CIBC Mellon Trust Co     (7.4%)
                                   Trustee of the CN Pension Trust Funds
                                   Attn. LP Constantin                      Private Syndicate Pty Ltd as Trustee of
                                   320 Bay Street 6th Floor                 the Alternative Investment Private
                                   Toronto Ontario Canada M5H 4A6           Syndicate
                                   Attention Pooled Funds                   Attn. Mr. Peter A Norman
                                   (7.1%)                                   Level 18 321 Exhibition St
                                                                            Melbourne, Victoria 3000, Australia
                                                                            (6.2%)

                                   University of Southern California
                                   Attn. Jeffrey Fischer
                                   840 Childs Way BKS 402
                                   Los Angeles, CA 90089-2541
                                   (5.3%)
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                     Class IV      State of Wisconsin Investment Board      San Francisco City & County Retirement
                                   (SWIB)  Fixed Trsut Fund                 System
                                   Attn: Janice Anderson                    Attn: Ted Wong Head Accountant
                                   P.O. Box 7842                            30 Van Ness Avenue  Suite 3000
                                   Madison, WI 53707                        San Francisco, CA 94102
                                   (22.3%)                                  (17.3%)

                                   GMAM Group Pension Trust II              Pension Reserves Investment Trust
                                   JPMorgan Chase Bank                      Attn: Stan Mavromates
                                   Donald E. Johnson                        84 State Street Suite 250
                                   3 Chase Metrotech Center                 Boston, MA 02144
                                   5th Floor                                (15.7%)
                                   Brooklyn, NY 11245
                                   (22.2%)                                  GMO Benchmark Fee Allocation Fund
                                                                            Attn: Julie Coady c/o GMO
                                                                            40 Rowes Wharf
                                                                            Boston, MA 02110
                                                                            (6.0%)
---------------------------------------------------------------------------------------------------------------------
GMO Emerging         Class III     Sprint Corporate Master Trust            Fidelity Investments Institutional
Country                            6220 Sprint Parkway                      Operations Company (FIIOC) As Agent For
Debt Share Fund                    Overland Park, KS 66251                  Certain Employee Benefit Plans
                                   (63.4%)                                  100 Magellan Way (KW1C)
                                                                            Covington, KY 41015
                                                                            (36.6%)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
GMO                  Class III     Charles Schwab & Co. Inc.                Charles Schwab & Co. Inc.
Emerging                           FBO 51055025                             FBO 57615172
Markets                            Amherst, MA 01002-9506                   Indian Wells
Fund                               Attn Mutual Funds Operations 333/4       Attn Mutual Funds Operations 333/4
                                   101 Montgomery Street                    101 Montgomery Street
                                   San Francisco, CA 94104                  San Francisco, CA 94104
                                   (21.0%)                                  (11.2%)

                                   Charles Schwab & Co. Inc.                Charles Schwab & Co. Inc.
                                   FBO 86957261                             FBO 30881383
                                   Cayucos, CA 93430-1620                   Waltham, MA 02453-1480
                                   Attn Mutual Funds Operations 333/4       Attn Mutual Funds Operations 333/4
                                   101 Montgomery Street                    101 Montgomery Street
                                   San Francisco, CA 94104                  San Francisco, CA 94104
                                   (7.7%)                                   (6.7%)

                                   Charles Schwab & Co. Inc.                Charles Schwab & Co. Inc.
                                   FBO 91216370                             FBO 54301935
                                   Waltham, MA 02453-1480                   Shelburne, VT 05482-6304
                                   Attn Mutual Funds Operations 333/4       Attn Mutual Funds Operations 333/4
                                   101 Montgomery Street                    101 Montgomery Street
                                   San Francisco, CA 94104                  San Francisco, CA 94104
                                   (6.6%)                                   (7.0%)

                                   Charles Schwab & Co. Inc.
                                   FBO 87135695
                                   Sudbury, MA 01776-1938
                                   Attn Mutual Funds Operations 333/4
                                   101 Montgomery Street
                                   San Francisco, CA 94104
                                   (5.8%)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                     Class IV      Mr. Peter Manley                         Exxon Mobil Master Pension Trust
                                   GMO Emerging Markets Trust               Attn. Colin J Kerwin
                                   Suite 1, Upper Deck, Jones Bay Wharf     5959 Las Colinas Boulevard
                                   26-32 Pirrama Road                       Irving, TX 75039
                                   Pyrmont, NSW 2009, Australia             (7.7%)
                                   (15.9%)
                                                                            Harris Trust and Savings Bank as Agent
                                   Washington State Investment Board        for Various Trust and Custody Accounts
                                   Attn. Ms. Nancy Calkins                  Attn. Mutual Funds Unit - LLE
                                   PO Box 40916                             111 West Monroe Street
                                   2424 Heritage Court SW                   Chicago, IL 60603
                                   Olympia, WA 98504-0916                   (6.5%)
                                   (7.7%)
                                                                            State Street Bank and Trust Company as
                                   Duke University Long-Term (Endowment)    Trustee of the EDS Retirement Plan IFC
                                   Pool - Emerging                          Investable Mnadate
                                   C/O Duke Management Company              PO Box 1992
                                   2200 W. Main St., Suite 1000             Boston, MA 02105-1992
                                   Durham, NC 27705                         (5.8%)
                                   (6.3%)
                                                                            International Paper Retirement Plans
                                   The William and Flora Hewlett            Master Trust
                                   Foundation                               Attn. Carol Tusch
                                   Attn. Ana Wiechers Marshall              400 Atlantic Street
                                   Director Investment Research & Public    Stamford, CT 06921
                                   Investments                              (5.3%)
                                   2121 Sand Hill Road
                                   Menlo Park, CA 94025                     Central States Southeast & Southwest
                                   (5.5%)                                   Areas Pension Fund
                                                                            Attn. Nancy J Norton
                                                                            C/O JP Morgan  Investment Mgmt Inc.
                                                                            522 Fifth Avenue New York, NY 10036
                                                                            (5.1%)
---------------------------------------------------------------------------------------------------------------------
                     Class VI      Princeton University Trust               Leland Stanford Junior
                                   Attn. John D Sweeney                     University II-AA
                                   PO Box 35                                Stanford Management Company
                                   Princeton, NJ 08544                      Eleanor HSU
                                   (22.9%)                                  2770 Sand Hill Road
                                                                            Menlo Park, CA 94025
                                   Evergreen Asset Allocation Fund          (17.5%)
                                   200 Berkeley St
                                   21st Floor Fund Administration           GMO Benchmark Free Allocation Fund
                                   Boston, MA 02116                         Attn. Julie Coady
                                   (14.0%)                                  C/O GMO
                                                                            40 Rowes Wharf
                                   State of Wisconsin Investment Board      Boston, MA 02110
                                   (SWIB) Fixed Trust Fund                  (12.5%)
                                   Attn. Janice Anderson
                                   PO Box 7842
                                   Madison, WI 53707
                                   (6.6%)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
GMO Emerging         Class III     The Northern Trust Company as Trustee    The Northern Trust Company as Trustee
Markets                            FBO Mayo Foundation A/C 26-07634         FBO Mayo Foundation A/C 26-05192
Quality Fund                       PO Box 92956                             PO Box 92956
                                   Chicago, IL 60675                        Chicago, IL 60675
                                   (30.4%)                                  (22.4%)

                                   GMO On Behalf of the Rolls Royce         Sidney E Frank 2004 Charitable
                                   Pension Plan                             Remainder Annuity Trust
                                   Attn. Jamie McKenna & Laura Whitten      222 Richmond Street
                                   C/O GMO                                  Suite 201
                                   40 Rowes Wharf                           Providence, RI 02903
                                   Boston, MA 02110                         (8.6%)
                                   (17.1%)

                                   Maine State Retirement System
                                   46 State House Station
                                   Augusta, ME 04333
                                   (6.0%)
                     -------------------------------------------------------------------------------------------------
                     Class IV      Evergreen Asset Allocation Fund
                                   200 Berkeley St
                                   21st Floor Fund Administration
                                   Boston, MA 02116
                                   (100.0%)

---------------------------------------------------------------------------------------------------------------------
GMO Foreign Fund     Class III     Citibank  NA as Trustee of the           The J Paul Getty Trust
                                   Citigroup Pension Plan                   Attn. James M Williams
                                   Attn. Ellen L Veigl                      Vice President and Chief Investment
                                   850 Third Ave.                           Officer
                                   12th Floor                               1200 Getty Center Drive
                                   New York, NY 10022                       Suite 400
                                   (7.0%)                                   Los Angeles, CA 90049
                                                                            (7.0%)
                                   Hershey Trust Company
                                   Trustee for Milton Hershey School
                                   PO Box 445
                                   100 Mansion Road East
                                   Hershey, PA 17033
                                   (5.9%)
---------------------------------------------------------------------------------------------------------------------
                     Class IV      Nebraska Investment Council              Gordon E and Betty I Moore Foundation
                                   Attn. Joseph P Jurich                    Foreign Fund
                                   941 "0" Street                           Attn. Lynda Sullivan
                                   Suite 500                                The Presidio of San Francisco
                                   Lincoln, NE 68508                        PO Box 29910
                                   (31.6%)                                  San Francisco, CA 94129-0910
                                                                            (26.3%)
                                   Princeton University Trust
                                   Attn. John D Sweeney                     President and Fellows of Harvard College
                                   PO Box 35                                c/o Harvard Management Company
                                   Princeton, NJ 08544                      600 Atlantic Avenue
                                   (14.8%)                                  Boston, MA 02210
                                                                            (10.7%)
                                   Rob D Nagel
                                   Director of Investments
                                   The Wallace Foundation
                                   Two Park Avenue, 23rd Floor
                                   New York, NY 10016
                                   (10.1%)
---------------------------------------------------------------------------------------------------------------------
                     Class M       Fidelity Investments Institutional       National Financial Services LLC For the
                                   Operations Company (FIIOC) As Agent      Exclusive Benfits of Our Customers - NT
                                   for Certain Employee Benefit Plans       200 Liberty Street
                                   100 Magellan Way (KW1C)                  One World Financial
                                   Covington, KY 41015                      New York, NY 10281
                                   (92.3%)                                  (7.7%)

---------------------------------------------------------------------------------------------------------------------
GMO Foreign          Class III     The University of Chicago                San Diego City Employees Retirement
Small Companies                    Attn. Regina Manikowski                  System (SDCERS)
Fund                               450 N Cityfront Plaza Drive              Attn. Ms Robin Oleksow
                                   Suite 440                                401 B Street, Suite 400
                                   Chicago, IL 60611                        San Diego, CA 92101-4298
                                   (23.8%)                                  (11.2%)

                                   Partners Healthcare System Inc. Pooled   Northern Trust Co. as Trustee FBO FMC
                                   Investment Accounts- Long Term Pool      Technologies Inc. Master Retirement
                                   Attn William N Donovan                   Trust A/C 22-07411 (FDRS)
                                   101 Merrimac Street                      Attn. Mutual Funds Ops
                                   Treasury - 4th Floor                     PO Box 92956
                                   Boston, MA 02114                         Chicago, IL 60675-2956
                                   (12.7%)                                  (9.4%)

                                   The Glenmede Trust Company as Trustee    Baylor University
                                   of the Pew Memorial Trust                Attn. Jonathan Hook
                                   Attn. Ruthanne Carpi Trust Ops Dept      1311 S 5th Street
                                   1650 Market Street                       PO Box 97030
                                   Suite 1200                               Waco, TX 76798
                                   Philadelphia, PA 19103                   (8.4%)
                                   (8.4%)

                                   Citibank NA For The Benefit Of The       Partners Healthcare System Inc, Master
                                   FMC Corp Defined Benefit Retirement      Trust for ERISA Assets
                                   Trust                                    Attn. William N Donovan
                                   Attn David Humza                         101 Merrimac Street
                                   111 Wall Street 14th Floor Zone 14       Treasury - 7th Floor
                                   New York, NY 10043                       Boston, MA 02114
                                   (7.2%)                                   (8.3%)
                     ------------------------------------------------------------------------------------------------
                     Class IV      Virginia Retirement System               Princeton University Trust
                                   Attn. Peggy Davis                        Attn. John D Sweeney
                                   PO Box 2500                              PO Box 35
                                   Richmond, VA 23218-2500                  Princeton, NJ 08544
                                   (77.5%)                                  (21.0%)
---------------------------------------------------------------------------------------------------------------------
GMO Global (U.S.+)   Class III     SEI Private Trust Company                Winchester Medical Center
Equity Allocation                  C/O Mellon Bank FBO 10114349100          Attn. Craig Lewis
Fund                               Attn. Mutual Funds Administrator         Sr. Vice President
                                   One Freedom Valley Drive                 1840 Amherst Street
                                   Oaks, PA 19456                           Winchester, VA 22601
                                   (15.8%)                                  (12.7%)

                                   A Rising Tide The Greater Kansas City    The Christy-Houston Foundation Inc
                                   Health Care Foundation DBA Health Care   Attn. Robert B Mifflin
                                   Foundation of Greater Kansas City        1296 Dow Street
                                   Chief Executive Officer                  Murfreesboro, TN 37130
                                   2700 East 18th Street Suite 220          (6.9%)
                                   Kansas City, MO 64127
                                   (11.2%)                                  Hollins University Corporation
                                                                            Attn. Patricia W Hunt
                                                                            PO Box 9658
                                                                            8036 Quadrangle Lane
                                                                            Roanoke, VA 24020-1658
                                                                            (5.6%)

---------------------------------------------------------------------------------------------------------------------
GMO Global           Class III     State Street Bank & Trust Company as     The Ministers and Missionaries Benefit
Balanced Asset                     Trustee for the Northrop Grumman         Board of American Baptist Churches
Allocation Fund                    Defin Contribution Plans Master Trust    Attn. Steven Chin
                                   Attn. Mark Hanna                         Manger Investment Analysis
                                   105 Rosemont Road                        475 Riverside Drive Suite 1700
                                   Westwood, MA 02090                       New York, NY 10115-0049
                                   (13.0%)                                  (10.4%)

                                   Ohio Tuition Trust Authority OTTA        Metropolitan Opera Association Inc
                                   Attn. Investment Officer                 Attn. Marvin Suchoff
                                   580 S High Street                        Metropolitan Opera Association Inc
                                   Suite 208                                Lincoln Center
                                   Columbus, OH 43215-5644                  New York, NY 10023
                                   (9.0%)                                   (6.0%)

                                   MAC & Co A/C HMWF1856952
                                   Highmark
                                   Attn. Mutual Funds Operations
                                   PO Box 3198
                                   525 William Penn Place
                                   Pittsburgh, PA 15230-3198
                                   (6.3%)
---------------------------------------------------------------------------------------------------------------------
GMO Global           Class III     Fresno County Employees' Retirement      General Retirement System of the City
Bond Fund                          Association                              Detroit
                                   PO Box 911                               Attn. Joseph Glanton
                                   Fresno, CA 93714-0911                    908 Coleman A Young Municipal Center
                                   (40.2%)                                  Detroit, MI 48226
                                                                            (35.6%)
                                   The University of North Carolina at
                                   Chapel Hill Foundation Investment Fund   Wendel & Co A/C 415307
                                   Inc Global Fixed Income Account          FBO Energen Corp
                                   Investment Office                        C/O The Bank of New York
                                   308 West Rosemary St.  Suite 203         Mutual Fund Reorg Dept
                                   Chapel Hill, NC 27516                    PO Box 1066
                                   (5.8%)                                   Wall Street Station
                                                                            New York, NY 10268
                                                                            (5.9%)

---------------------------------------------------------------------------------------------------------------------
GMO Global           Class III
Growth Fund
---------------------------------------------------------------------------------------------------------------------
GMO                  Class III     The Northern Trust Company, Trustee of   Moses H Cone Memorial Hospital
Growth Fund                        the Aerospace Corporation Employees      Attn. Elizabeth S Ward
                                   Retirement Plan Trust                    1200 North Elm St.
                                   Attn. Mutual Funds                       Greensboro, NC 27401
                                   PO Box 92956                             (11.3%)
                                   Chicago, IL 60675
                                   (13.6%)                                  Andersen 401K Plan
                                                                            100 Fourth Avenue North
                                   Surdona Foundation Inc.                  Bayport, MN 55003
                                   Attn. Mark De Vendge                     (8.8%)
                                   330 Madison Avenue 30th Fl
                                   New York, NY 10017-5001
                                   (9.4%)                                   Lasalle Bank NA Cust.
                                                                            Provena Health Employee Pension Plan
                                                                            A/C 362007551/405784109
                                   Corning Retirement Master Trust          PO Box 1443
                                   Attn. Mr. Robert J Grassi                Chicago, IL 60690-1443
                                   Director Investment Services             (7.5%)
                                   Corning Inc.
                                   One Riverfront Plaza HQ-E2
                                   Corning, NY 14831-0001                   Provena Health Operating  Investment
                                   (8.7%)                                   Funds
                                                                            Attn. Patrick Quinn
                                   BNY Western Trust Company as Custodian   9223 West St Francis Road
                                   for Providence Services Board            Frankfort, IL 60423
                                   Designate Funds                          (5.1%)
                                   Attn. Deborah Saner
                                   Two Union Square Suite 520
                                   Seattle, WA 98101-2321
                                   (7.4%)
                     -------------------------------------------------------------------------------------------------
                     Class M       National Financial Services LLC For      Northern Trust Co. As Custodian FBO
                                   The Exclusive Benefits Of Our            Colorado PERA 401K Trust
                                   Customers _NT                            Attn. DV Control
                                   200 Liberty Street                       PO Box 92994
                                   One World Financial                      Chicago, IL 60675-2994
                                   New York, NY 10281                       (25.5%)
                                   (62.3%)

                                   GE Financial Trust Company
                                   FBO GE Private Asset Management Client
                                   3200 N Central Avenue, 6th Floor
                                   Phoenix, AZ 85012
                                   (12.2%)

---------------------------------------------------------------------------------------------------------------------
GMO                  Class III     GMO Benchmark Free Allocation Fund       Evergreen Asset Allocation Fund
Inflation-Indexed                  Attn. Julie Coady                        200 Berkeley St
Bond Fund                          C/O GMO                                  21st Floor Fund Administration
                                   40 Rowes Wharf                           Boston, MA 02116
                                   Boston, MA 02110                         (15.6%)
                                   (31.6%)
                                                                            Northern Trust as Trustee FBO Lockheed
                                   The Northern Trust Company, Trustee of   Martin Corp Master Retirement Trust
                                   the Aerospace Corporation Employees      AC 22-10561
                                   Retirement Plan Trust                    PO Box 92956
                                   Attn. Mutual Funds                       Chicago, IL 60675
                                   PO Box 92956                             (6.5%)
                                   Chicago, IL 60675
                                   (8.8%)                                   Bost & Co. A/C NYXF1776462
                                                                            (Verizon - IIX)
                                                                            Mutual Funds Operations
                                                                            PO Box 3198
                                                                            Pittsburgh, PA 15230-3198
                                                                            (5.4%)
---------------------------------------------------------------------------------------------------------------------
GMO International    Class III     Bost & Co. A/C NYXF1049812               Evergreen Asset Allocation Fund
Bond Fund                          (Verizon - IBF)                          200 Berkeley St
                                   Mutual Funds Operations                  21st Floor Fund Administration
                                   PO Box 3198                              Boston, MA 02116
                                   Pittsburgh, PA 15230-3198                (19.2%)
                                   (16.5%)
                                                                            The University of Chicago
                                   Saturn & Co A/C 4600712  C/O IB&T Co     Attn. Regina Manikowski
                                   FBO The John Hancock Financial           450 N Cityfront Plaza Drive
                                   Services Inc Pension Plan                Suite 440
                                   C/O Investors Bank and Trust             Chicago, IL 60611
                                   PO Box 9130 FPG90                        (7.7%)
                                   Boston, MA 02117-9130
                                   (13.4%)

---------------------------------------------------------------------------------------------------------------------
GMO International    Class III     MAC & Co. A/C KREF0756022                State Street Bank & Trust Co. As
Disciplined Equity                 Kresge Foundation                        Trustee if Invensys Master Retirement
Fund                               Attn. Mutual Funds Ops                   Trust
                                   PO Box 3198                              Attn. Ms. Janet Cottone
                                   Pittsburgh, PA 15230-3198                100 Plaza One
                                   (26.7%)                                  Jersey City , NJ 07311
                                                                            (23.8%)
                                   Northern Trust Company As Custodian
                                   FBO Nathan Cummings Foundation GMO Intl  The George Washington University
                                   A/C 26-14879                             Attn. Donald W Lindsey
                                   PO Box 92956                             825 21st Street NW
                                   Chicago, IL 60675-2956                   Washington, DC 20052
                                   (11.6%)                                  (8.5%)

                                   MAC & Co. A/C CTBF8669522                Northern Trust Co. Custodian FBO The
                                   Canterbury Trust                         University of New Mexico Endowment Fund
                                   Mutual Funds Operations                  26-27716
                                   PO Box 3198                              801 S Canal
                                   Pittsburgh, PA 15230-3198                PO Box 92956
                                   (6.5%)                                   Chicago, IL 60675
                                                                            (6.4%)
                     -----------------------------------------------------------------------------------------------
                     Class IV      The Paul Hamlyn Foundation               Mellon Bank in Trust for Mercer Pension
                                   Attn. JR Sheldon                         US Core Equity Fund
                                   18 Queen Annes Gate                      C/O Mercer Investment Consulting Inc.
                                   London SWIH 9AA                          Attn. Scarlett Ungurean CFA
                                   (57.8%)                                  200 Clarendon St. 3700
                                                                            Boston, MA 02116
                                   Maine State Retirement System            (5.4%)
                                   46 State House Station
                                   Augusta, ME 04333
                                   (30.4%)

---------------------------------------------------------------------------------------------------------------------
GMO International    Class III     Saskatchewan Telecommunications          Hartford Hospital
Equity Allocation                  Pension Plan                             Attn. John M Biancamano
Fund                               Attn. Neil Banick                        Vice President Finance
                                   6th Floor                                80 Seymour St
                                   2121 Saskatchewan Drive                  PO Box 5037
                                   Regina, Saskatchewan S4P 3Y 2            Hartford, CT 06102-5037
                                   (12.4%)                                  (10.8%)

                                   The Hershey Foods Corporation Master     Fleet National Bank FBO Hartford
                                   Retirement Trust                         Hospital
                                   Attn. James G Nolan                      Attn. Funds Processing NYUT37404A
                                   Assistant Treasurer                      604414900
                                   Benefit Plan Asset Management Dept.      PO Box 92750
                                   100 Crystal A Drive                      Rochester, NY 14692-8850
                                   Hershey, PA 17033                        (6.7%)
                                   (7.0%)
                                                                            Regenstrief Foundation, Inc.
                                   Wenner-Gren Foundation                   Global Equity Fund
                                   Attn. Maugha Kenny                       9292 North Meridian Street Suite 202
                                   470 Park Avenue South                    Indianapolis, IN 46260
                                   8th Floor                                (5.3%)
                                   New York, NY 10016
                                   (5.5%)                                   The Eli and Edythe L Broad Foundation
                                                                            Attn Peter Adamson
                                                                            10900 Wilshire Blvd
                                                                            12th Floor
                                                                            Los Angeles, CA 90024
                                                                            (5.0%)
---------------------------------------------------------------------------------------------------------------------
GMO International    Class III     Evergreen Asset Allocation Fund          GMO International Equity Allocation Fund
Growth Fund                        200 Berkeley Street                      Attn: Laura Whitten
                                   21st Floor Administration                GMO LLC
                                   Boston, MA 02116                         40 Rowes Wharf
                                   (25.8%)                                  Boston, MA  02110
                                                                            (12.3%)
                                   GMO Currency Hedged
                                   International Equity Fund                GMO Global Balanced Asset Allocation
                                   40 Rowes Wharf                           Fund
                                   Boston, MA 02110                         Attn: Laura Whitten
                                   (17.8%)                                  GMO LLC
                                                                            40 Rowes Wharf
                                                                            Boston, MA 02210
                                                                            (5.9%)

---------------------------------------------------------------------------------------------------------------------
GMO                  Class II      Marshall & Ilsey Trust Co. NA TTEE FBO   TEMBEC Inc.
International                      MCW GMO International Intrinsic Value    Edifice White Oaks
Intrinsic                          Fund Custody                             Attn. Richard Tremblay
Value Fund                         Attn. Mutual Fund Operations             10 Chemin Gatineau
                                   1000 N Water Street, 14th Floor          CP 5000
                                   Milwaukee, WI 53202                      Temiscaming, Quebec, JOZ 3R 0
                                   (14.6%)                                  (12.6%)

                                   Sisters of Mercy of North Carolina       Wendel & Co. #199509 FBO Jewish Comm
                                   Foundaton Inc.                           FDN San Diego
                                   Attn. Edward J Schlicksup JR             Attn. Linda Russo
                                   2115 Rexford Road Suite 401              Mutual Fund/Reporting Dept.
                                   Charlotte, NC 28211                      PO box 1066, Wall Street Station
                                   (8.6%)                                   New York, NY 10268
                                                                            (6.4%)
                                   Calhoun & Co
                                   C/O Comerica Bank
                                   PO Box 75000
                                   M/C 3446
                                   Detroit, MI 48275-3446
                                   (6.3%)
                     -------------------------------------------------------------------------------------------------
                     Class III     State Street Bank & Trust Cust           Milwaukee County Employees
                                   Goldman Sachs & Co Profit Sharing Trust  Retirement System
                                   State Street Bank & Trust                Attn. Mr. Steven Vo
                                   One Enterprise Drive                     Mellon Trust
                                   N Quincy, MA 02171                       135 Santilli Highway
                                   (7.0%)                                   Mail Zone 026003
                                                                            Everett, MA 02149-1906
                                   Charles Schwab & Co Inc.                 (6.1%)
                                   Special Custody Account for Exclusive
                                   Benefit of Customers                     Park Indemnity Limited
                                   101 Montgomery St                        Craig Appin House
                                   Attn. Mutual Funds                       Attn Bill Pare
                                   San Francisco, CA 94104                  3rd Floor
                                   (5.8%)                                   8 Wesley Street
                                                                            Hamilton, HMJX, Bermuda
                                                                            (5.2%)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                     Class IV      Evergreen Asset Allocation Fund          GMO Currency Hedged International
                                   200 Berkeley St                          Equity Fund
                                   21st Floor Fund Administration           40 Rowes Wharf
                                   Boston, MA 02116                         Boston, MA 02110
                                   (21.2%)                                  (14.7%)

                                   State Street Bank as Trustee of the      GMO International Equity Allocation Fund
                                   EDS Retirement Plan - SSB PMI Value      Attn. Laura Whitten
                                   Index Mandate                            GMO LLC
                                   State Street Bank & Trust Co             40 Rowes Wharf
                                   PO Box 1992  Attn. Laura Mears           Boston, MA 02110
                                   Boston, MA 02105-1992                    (10.1%)
                                   (12.9%)
                                                                            Harris Trust and Savings Bank as Agent
                                   Rolex Holding SA                         for Various Trust and Custody Accounts
                                   Attn. Mr. Gian Heim                      Attn. Mutual Funds Unit - LLE
                                   Rue Francois Dussaud 3-7                 111 West Monroe Street
                                   CH-1211 Geneva 24, Switzerland           Chicago, IL 60603
                                   (9.2%)                                   (7.2%)

                                   President and Fellows of Harvard
                                   College
                                   C/O Harvard Management Company
                                   600 Atlantic Avenue
                                   Boston, MA 02210
                                   (6.9%)
                     ------------------------------------------------------------------------------------------------
                     Class M       American Express Trust Co. FBO
                                   American Express Trust Retirement
                                   Services Plans
                                   American Express Trust Company
                                   50534 AXP Financial Center
                                   Minneapolis, MN 55474
                                   (100.0%)
---------------------------------------------------------------------------------------------------------------------
GMO International    Class III     Princeton University Trust               GMO Benchmark Free Allocation Fund
Small Companies                    Attn. John D Sweeney                     Attn. Julie Coady
Fund                               PO Box 35                                C/O GMO
                                   Princeton, NJ 08544                      40 Rowes Wharf
                                   (11.2%)                                  Boston, MA 02110
                                                                            (6.6%)
                                   Evergreen Asset Allocation Fund
                                   200 Berkeley St                          The Annie E Casey Foundation
                                   21st Floor Fund Administration           Julie Knauer
                                   Boston, MA 02116                         Financial Analyst
                                   (6.8%)                                   701 St Paul St
                                                                            Baltimore, MD 21202
                                   Cogent Nominees Pty Limited Act          (6.6%)
                                   New Zealand Superannuation Fund
                                   Attn. Guy Hopkins and Cleyde Hazell
                                   Level 8
                                   60 Castlereach St
                                   Sydney, NSW, 2204
                                   (7.0%)

---------------------------------------------------------------------------------------------------------------------
GMO                  Class III     Corning Retirement Master Trust          State Street Bank & Trust Co Cust
Intrinsic                          Attn. Mr. Robert J Grassi                Mainegeneral Health Endowment
Value Fund                         Director Investment Services             Attn. Mr. Nick Katsikis
                                   Corning Inc.                             Specialized Trust Services
                                   One Riverfront Plaza HQ-E2               200 Newport Avenue JQB7
                                   Corning, NY 14831-0001                   North Quincy, MA 02171
                                   (29.3%)                                  (18.0%)

                                   Princeton University Trust               State Street Bank & Trust Co TR
                                   Attn. John D Sweeney                     Mainegeneral Health System Pension Plan
                                   PO Box 35                                Attn. Mr. Nick Katsikis
                                   Princeton, NJ 08544                      Specialized Trust Services
                                   (17.3%)                                  200 Newport Avenue JQB7
                                                                            North Quincy, MA 02171
                                   Jupiter & Co. FBO New Balance            (12.1%)
                                   Foundation
                                   TIN 046222220                            Associate Alumnae of Douglas College
                                   Attn. Jupiter & Co. C/O MFG              Attn. Rachel Ingber
                                   PO Box 9130 FPG90                        Executive Director
                                   Boston, MA 02117-9130                    181 Ruders Lane
                                   (13.2%)                                  New Brunswick, NJ 08901-8557
                                                                            (6.2%)
                     ------------------------------------------------------------------------------------------------
                     Class M       American Express Trust Co. FBO
                                   American Express Trust Retirement
                                   Services Plans
                                   American Express Trust Company
                                   50534 AXP Financial Center
                                   Minneapolis, MN 55474
                                   (100.0%)
---------------------------------------------------------------------------------------------------------------------
GMO                  Class III     Evergreen Asset Allocation Fund          GMO Global Balanced Asset Allocation Fund
Real Estate Fund                   200 Berkeley St                          Attn. Laura Whitten
                                   21st Floor Fund Administration           GMO LLC
                                   Boston, MA 02116                         40 Rowes Wharf
                                   (41.8%)                                  Boston, MA 02110
                                                                            (9.8%)

                                   MAC & Co 10000643000 FBO Princeton
                                   PO Box 534005
                                   Pittsburgh, PA 15253-4005
                                   (8.0%)

---------------------------------------------------------------------------------------------------------------------
GMO Short Duration   Class III     GMO Currency  Hedged International       The Chase Manhatten Bank as Directed
Collateral Fund                    Bond Fund                                Trustee for the IBM Personal Pension
                                   C/O GMO                                  Plan Trust
                                   40 Rowes Wharf                           1133 Westchester
                                   Boston, MA  02110                        White Plains,  NY  106043505
                                   (21.5%)                                  (6.1%)

                                   GMO Core Plus Bond Fund                  JP Morgan Chase Bank, As Trustee of the
                                   C/O GMO                                  General Motors Employees Global Group
                                   40 Rowes Wharf                           Pension Trust
                                   Boston, MA  02110                        Attn: Mr Donal Johnson
                                   (22.2%)                                  4 Chase Metrotech Center
                                                                            Brooklyn, NY 11245
                                   GMO Domestic Bond Fund                   (5.3%)
                                   C/O GMO
                                   40 Rowes Wharf                           GMO International Bond Fund
                                   Boston, MA  02110                        C/O GMO
                                   (20.5%)                                  40 Rowes Wharf
                                                                            Boston, MA 02110
                                                                            (8.8%)
                                   VERIB NYXF 1776322
                                   Attn: Mutual Fund Operations
                                   P.O. Box 3198
                                   Pittsburgh, PA 152303198
                                   (6.4%)
---------------------------------------------------------------------------------------------------------------------
GMO Short-Duration   Class III     Comprehensive Care Management            Comprehensive Care Management
Investment Fund                    Risk Reserve                             Corporation - Unrestricted
                                   Attn. Richard Rosen                      Attn. Richard Rosen
                                   2401 White Plains Road                   2401 White Plains Road
                                   Bronx, NY 10467                          Bronx, NY 10467
                                   (17.7%)                                  (19.1%)

                                   Beth Abraham Health Services             GMO Global Balanced Asset Allocation
                                   Third Party Liability                    Fund
                                   Attn. Ira Green                          Attn. Laura Whitten
                                   C/O Stephen Mann                         GMO LLC
                                   612 Allerton Avenue                      40 Rowes Wharf
                                   Bronx, NY 10467                          Boston, MA 02110
                                   (8.5%)                                   (10.7%)

                                   Beth Abraham Health Services             Bethco Corporation Synagogue Building
                                   Funded Depreciation                      Fund
                                   Attn. Ira Green                          Attn. Ira Green
                                   C/O Stephen Mann                         C/O Stephen Mann
                                   612 Allerton Avenue                      612 Allerton Avenue
                                   Bronx, NY 10467                          Bronx, NY 10467
                                   (5.9%)                                   (6.3%)

---------------------------------------------------------------------------------------------------------------------
GMO Small Cap        Class III     Bost & Co  A/C WFHF6202002               MAC & Co. AC CTBF8669522
Growth Fund                        FBO The Hewlett Foundation               Canterbury Trust
                                   Attn. Mutual Funds Operations            Mutual Funds Operations
                                   PO Box 3198                              PO Box 3198
                                   Pittsburgh, PA 15230-3198                Pittsburgh, PA 15230-3198
                                   (18.0%)                                  (15.6%)

                                   Municipal Fire & Police Retirement       GMO U.S. Sector Fund
                                   System of Iowa                           Attn. Laura Whitten
                                   Attn. Dennis Jacobs                      GMO LLC
                                   2836 104th Street                        40 Rowes Wharf
                                   Des Moines, IA 50322                     Boston, MA 02110
                                   (14.2%)                                  (13.0%)

                                   World Wildlife Fund
                                   Attn. Mr. David Rada
                                   Financial Officer
                                   1250 24th Street NW, Suite 500
                                   Washington, DC 20037-1175
                                   (6.4%)
---------------------------------------------------------------------------------------------------------------------
GMO Small Cap        Class III     Maine State Retirement System            Yale University Retiree Health Benefit
Value Fund                         46 State House Station                   Coverage Trust
                                   Augusta, ME 04333                        55 Whitney Avenue
                                   (15.4%)                                  New Haven, CT 06511
                                                                            (13.8%)
                                   Bost & Co A/C WFHF6202002
                                   FBO The Hewlett Foundation               State Street Bank & Trust Co Cust.
                                   Attn. Mutual Funds Operations            Mainegeneral Health Endowment
                                   PO Box 3198                              Attn. Mr. Nick Katsikis
                                   Pittsburgh, PA 15230-3198                Specialized Trust Services
                                   (13.9%)                                  200 Newport Avenue JQB7
                                                                            North Quincy, MA 02171
                                   GMO U.S. Sector Fund                     (7.3%)
                                   Attn. Laura Whitten
                                   GMO LLC                                  Municipal Fire & Police Retirement
                                   40 Rowes Wharf                           System of Iowa
                                   Boston, MA 02110                         Attn. Dennis Jacobs
                                   (7.8%)                                   2836 104th Street
                                                                            Des Moines, IA 50322
                                                                            (7.2%)

---------------------------------------------------------------------------------------------------------------------
GMO Special                        Verib NYXF1776322                        GMO Core Plus Bond Fund
Purpose                            Attn. Mutual Funds Operations            C/O GMO
Holding Fund                       PO Box 3198                              40 Rowes Wharf
                                   Pittsburgh, PA 15230-3198                Boston, MA 02110
                                   (29.1%)                                  (16.9%)

                                   The Chase Manhattan Bank as Directed     JPMorgan Chase Bank, as Trustee of the
                                   Trustee for the IBM Personal Pension     General Motors Employees Global Group
                                   Plan Trust                               Pension Trust
                                   1133 Westchester                         Attn. Mr. Donald Johnson
                                   White Plains, NY 10604-3505              4 Chase Metrotech Center
                                   (15.7%)                                  Brooklyn, NY 11245
                                                                            (8.9%)
                                   GMO Global Bond Fund
                                   C/O GMO                                  GMO International Bond Fund
                                   40 Rowes Wharf                           C/O GMO
                                   Boston, MA 02110                         40 Rowes Wharf
                                   (8.3%)                                   Boston, MA 02110
                                                                            (6.8%)
                                   GMO Inflation Indexed Bond Fund
                                   C/O GMO
                                   40 Rowes Wharf
                                   Boston, MA 02110
                                   (5.2%)
---------------------------------------------------------------------------------------------------------------------
GMO Taiwan Fund
---------------------------------------------------------------------------------------------------------------------
GMO Tax-Managed      Class III     The Northern Trust TR                    The Northern Trust Company as Cust. FBO
International                      MARS Benefit Trust                       The Cheyne Walk Trust
Equities Fund                      PO Box 92956                             A/C 26-05508
                                   Chicago, IL 60675                        Attn. Mutual Funds
                                   (13.7%)                                  PO Box 92956
                                                                            Chicago, IL 60675
                                   Hugheson Limited                         (14.8%)
                                   Attn. Charlotte Fenn
                                   PO Box 705 GT                            Northern Trust Co Custodian FBO Offield
                                   Grand Cayman, Cayman Islands             Investment LLC A/C 26-26989
                                   (10.0%)                                  Attn. Special Assets
                                                                            PO Box 92956
                                                                            Chicago, IL 60675
                                                                            (7.0%)

---------------------------------------------------------------------------------------------------------------------
GMO Tax-Managed      Class III     Blush & Co. Option C                     S Parker Gilbert & Robert M Pannoyer
Small Companies                    Attn. Kelly McKenna                      Trust U/ART 11 (G) FBO George W Merck
Fund                               PO Box 976                               Attn. Janet Blakeman
                                   New York, NY 10268                       Patterson Belknap Webb & Tyler
                                   (19.3%)                                  1133 Avenue of the Americas
                                                                            New York, NY 10036
                                   Richard Geary                            (16.0%)
                                   1211 SW 5th Ave.
                                   Suite 2980                               Strafe & Co. FBO John Stoll Residuary
                                   Portland, OR 97204                       TUW A/c 3401079207
                                   (14.0%)                                  PO Box 160
                                                                            Westerville, OH 43086-0160
                                   Judith M Buechner                        (13.0%)
                                   3572 State Route 315
                                   Pawlet, VT 05761                         Drake & Co. LLC.
                                   (9.2%)                                   FBO Josephine A Merck AC 358108
                                                                            Attn. Mutual Fund Department
                                   Thomas Rutherford Inc                    C/O Citibank NA
                                   Attn. Bradford R Buie                    333 W 34th Street, 7th Floor
                                   1 South Jefferson St. (24011)            New York, NY 10001
                                   PO Box 12748                             (6.0%)
                                   Roanke, VA 24028
                                   (6.0%)
---------------------------------------------------------------------------------------------------------------------
GMO Tax-Managed      Class III     Northern Trust Co. Custodian FBO Sev     SEI Private Trust 10000642000 C/O
U.S. Equities Fund                 Edgar M Bronfman SR A/C#26-13257         Mellon Bank FBO Princeton
                                   PO Box 92956                             One Freedom Valley Drive
                                   Chicago, IL 60675                        Oaks, PA 19456
                                   (42.3%)                                  (16.7%)

                                   Richard B Cheney & Lynne V Cheney        Alexander Family Trust
                                   Trustees for the Cheney Living Trust     C/O Groves-Alexander
                                   Dated 05/03/93                           700 N. St. Mary's Street
                                   Attn Debbie Heiden                       #1200
                                   One Observatory Circle NW                San Antonio, TX 78205
                                   Washington, DC 20008                     (12.1%)
                                   (5.3%)

---------------------------------------------------------------------------------------------------------------------
GMO                  Class III     Tufts Associated Health Maintenance      The Boston Foundation Inc.
Tobacco-Free                       Organization Inc.                        75 Arlington St. 10th Floor
Core Fund                          Attn. J Andy Hilbert                     Boston, MA 02116
                                   333 Wyman Street                         (13.4%)
                                   Waltham, MA 02254
                                   (21.4%)                                  Union Bank Trust Nominee
                                                                            FBO City of Hope - Omnibus
                                   The Flinn Foundation                     PO Box 85484
                                   Attn. Don Snider                         San Diego, CA 92186
                                   1802 North Central Avenue                (11.7%)
                                   Phoenix, AZ 85004-1506
                                   (11.6%)                                  Council for World Mission
                                                                            Attn. Ms Laiming Wyers
                                   Hollow Beam & Co                         Ipalo House 32-34 Great Peter St
                                   FBO Maine Health Access Foundation       London, SWIP 2DB, UK
                                   200 Newport Ave.  7th Floor              (7.6%)
                                   N Quincy, MA 02171
                                   (7.9%)                                   State Street as Custodian for Catholic
                                                                            Medical Pension Plan
                                                                            200 Newport Ave. JQB75
                                                                            N Quincy, MA 02171
                                                                            (7.2%)
---------------------------------------------------------------------------------------------------------------------
                     Class IV      Memorial Sloan-Kettering Cancer Center
                                   1275 York Avenue
                                   New York, NY 10021
                                   (100.0%)

---------------------------------------------------------------------------------------------------------------------
GMO                  Class II
U.S.
Core
Fund
---------------------------------------------------------------------------------------------------------------------
                     Class III     GMO U.S. Sector Fund
                                   Attn. Laura Whitten
                                   GMO LLC
                                   40 Rowes Wharf
                                   Boston, MA 02110
                                   (6.7%)
---------------------------------------------------------------------------------------------------------------------
                     Class IV      Northern Trust Company as Trustee FBO    Bost & Co A/C WFHF6202002
                                   Employee Retirement Plan of Safeway In   FBO The Hewlett Foundation
                                   and its Domestic Subsidiaries            Attn: Mutual Funds Operations
                                   A/C 22-09415                             P.O. Box 3198
                                   P.O. Box 92956                           Pittsburgh, PA  152303198
                                   Chicago, IL  60675                       (11.6%)
                                   (18.1%)
                                                                            Maine State Retirement System
                                   Gordon E. and Betty I Moore Foundation   46 State House Station
                                   Core Fund                                Augusta, ME 04333
                                   Attn: Lynda Sullivan                     (10.5%)
                                   The Presidio of San Francisco
                                   P.O. Box 29910                           MAC & Co. A/C VCBF 1855782
                                   San Francisco, CA  941290910             Attn: Mutual Fund Operations
                                   (16.1%)                                  P.O. Box 3198
                                                                            Pittsburgh, PA 152303198
                                   University of Rochester                  (8.8%)
                                   Attn: Joyce A Johnson
                                   Wallis Hall  Suite 263                   Rob D Nagel
                                   River Campus Box 270012                  Director of Investments
                                   Rochester, NY  146270012                 The Wallace Foundation
                                   (14.1%)                                  Two Park Avenue 23rd Floor
                                                                            New York, NY  10016
                                                                            (5.5%)
---------------------------------------------------------------------------------------------------------------------
                     Class V       NRECA
                                   Attn: Patricia A Murphy
                                   Investmen Division
                                   4301 Wilson Boulevard
                                   RS18-305
                                   Arlington, VA  222031860
                                   (100.0%)
---------------------------------------------------------------------------------------------------------------------
                     Class VI      Evergreen Asset Allocation Fund          GMO Global Balanced Asset Allocation
                                   200 Berkeley St                          Fund
                                   21st Floor Fund Administration           Attn. Laura Whitten
                                   Boston, MA 02116                         GMO LLC
                                   (73.3%)                                  40 Rowes Wharf
                                                                            Boston, MA 02110
                                                                            (15.8%)

                                   GMO Global (U.S.+) Equity Allocation
                                   Fund
                                   Attn. Laura Whitten
                                   GMO LLC
                                   40 Rowes Wharf
                                   Boston, MA 02110
                                   (10.9%)

---------------------------------------------------------------------------------------------------------------------
                     Class M       National Financial Services LLC For      Fidelity Investments Institutional
                                   The Exclusive Benefits of Our            Operations Company (FIIOC) As Agent For
                                   Customers - NT                           Certain Employee Benefit Plans
                                   200 Liberty Street                       100 Magellan Way (KW1C)
                                   One World Financial                      Covington, KY 41015
                                   New York, NY 10281                       (32.8%)
                                   (67.2%)
---------------------------------------------------------------------------------------------------------------------
GMO                  Class III     Carnegie Corporation of New York         GMO U.S. Sector Fund
U.S. Quality Equity                Attn: Li Tan                             Attn: Laura Whitten
Fund                               437 Madison Ave                          GMO LLC
                                   New York, NY  10022                      40 Rowes Wharf
                                   (16.3%)                                  Boston, MA  02110
                                                                            (6.3%)
                                   Harris Trust and Savings Bank as Agent
                                   for various Trust and Custody Accounts   MAC & CO A/C LSXF1108002
                                   Attn: Mutual Funds Unit LLE              Stanford University
                                   111 West Monroe Street                   Mutual Funds Operations
                                   Chicago, IL  60603                       PO Box 3198
                                   (8.6%)                                   525 William Penn Place
                                                                            Pittsburgh, PA 15230-3198
                                   Brown Brothers Harriman & Co. Custody    (5.3%)
                                   FBO GMO Global Hedged Equity Fund
                                   Attn: Global Settlement - Harold
                                   Robinson
                                   40 Water Street
                                   Boston, MA  02109
                                   (5.9%)
---------------------------------------------------------------------------------------------------------------------
                     Class IV      Evergreen Asset Allocation Fund          Gordon E and Betty I Moore Foundation
                                   200 Berkeley Street                      Core Fund
                                   21st Floor Administration                Attn. Lynda Sullivan
                                   Boston, MA 02116                         The Presidio of San Francisco
                                   (41.4%)                                  PO Box 29910
                                                                            San Francisco, CA 94129-0910
                                   Bost & Co A/C NYXF1776722                (12.0%)
                                   (Verizon Quality)
                                   Mutual Fund Operations                   GMO Global Balanced Asset Allocation
                                   PO Box 3198                              Fund
                                   Pittsburgh, PA 15230-3198                Attn. Laura Whitten
                                   (9.0%)                                   GMO LLC
                                                                            40 Rowes Wharf
                                   Northern Trust Company as Trustee FBO    Boston, MA  02110
                                   Mayo Foundation (Pension)                (9.0%)
                                   AC# 22-06943
                                   Attn. Mr. Harry Hoffman                  Partners Healthcare System Inc. Pooled
                                   PO Box 92956                             Investment Accounts - Long Term
                                   Chicago, IL 60675                        Pool
                                   (6.5%)                                   Attn. William N Donovan
                                                                            101 Merrimac Street
                                                                            Treasury - 4th Floor
                                                                            Boston, MA 02114
                                                                            (5.9%)

---------------------------------------------------------------------------------------------------------------------
GMO U.S. Sector      Class III     Wells Fargo Bank NA                      The Board of Trustees of the University
Fund                               FBO Minneapolis Police Relief 13540517   of Illinois
                                   PO Box 1533                              Attn. Janet M Ford
                                   Minneapolis, MN 55480                    247 Henry Administrative Building
                                   (18.2%)                                  506 South Wright St
                                                                            Urbana, IL 61801-3620
                                   The Employees Cash Balance Retirement    (17.5%)
                                   Plan of the Turner Corp.
                                   Attn. Lori V Willox                      Patterson & Co. FBO Pension Plan
                                   901 Main Street Suite 4900               Employees of Tietex 1040006367
                                   Dallas, TX 75202                         Attn. April Withers
                                   (12.2%)                                  1525 West WT Harris Boulevard
                                                                            NC-1151
                                   Lacross and Co. Nominee for North        Charlotte, NC 28288-1151
                                   Center Trust Co. FBO Reinhart            (6.0%)
                                   Companies P/S PL
                                   Attn. Betty Smith                        Cement Masons and Plasterers Joint
                                   230 Front Street North                   Pension Trust
                                   PO Box 489                               Attn Bonnie Payson
                                   Lacrosse, WI 54602-0489                  101 Convention Center Drive
                                   (5.3%)                                   Suite 600
                                                                            Las Vegas, NV 89109
                                   Northern Trust CO Trustee                (5.9%)
                                   FBO ABA Pension A/C 2218525
                                   Attn Mutual Funds / Special Assets
                                   801 South Canal
                                   Chicago, IL 60675
                                   (9.4%)
---------------------------------------------------------------------------------------------------------------------
GMO                  Class III     Nabank & Co                              Worcester Academy
Value Fund                         Attn. Recon Trust Securities             Attn. William Toomey
                                   PO Box 2180                              81 Providence St.
                                   Tulsa, OK 74101-2180                     Worcester, MA 01604
                                   (44.2%)                                  (14.8%)

                                   Conrad N. Hilton Foundation              The Rockefeller Family Fund
                                   100 West Liberty St. Suite 840           Attn. Ms Maureen McCarthy
                                   Reno, NV 89501                           437 Madison Avenue
                                   (8.1%)                                   37th Floor
                                                                            New York, NY 10022-7001
                                   Appalachian Mountain Club                (7.0%)
                                   Attn. Mr. Henry Isaacson
                                   5 Joy St.
                                   Boston, MA 02108
                                   (6.6%)
                     ------------------------------------------------------------------------------------------------
                     Class M       American Express Trust Co. FBO
                                   American Express Trust Retirement
                                   Services Plans
                                   American Express Trust Company
                                   50534 AXP Financial Center
                                   Minneapolis, MN 55474
                                   (100.0%)

---------------------------------------------------------------------------------------------------------------------
GMO World
Opportunity
Overlay Fund

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS CARD, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GMO TRUST.


[Fund name prints here]
                Proxy for a meeting of shareholders to be held on March __, 2005

The undersigned, revoking all Proxies heretofore given, hereby appoints Elaine
M. Hartnett, Susan Randall Harbert and Scott Eston or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of the above-referenced Fund, that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at _____ [p].m., Eastern Time, on ________, 2005 at the offices of Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.



                                    -------------------------------------------
                                    PLEASE BE SURE TO SIGN AND DATE THIS PROXY.
                                    -------------------------------------------




                                    ____________________________________________
                                    SIGNATURE(S) AND TITLE(S), IF APPLICABLE

                                    DATE  ______________________________________

                                    Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signingas executor, administrator, attorney, trustee, or guardian,or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

            PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience.

Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

FOR ALL SHAREHOLDERS:
ITEM 1.  TO ELECT A BOARD OF TRUSTEES.                                               FOR ALL NOMINEES    WITHHOLD AUTHORITY
                                                                                     LISTED (EXCEPT AS     TO VOTE FOR ALL
NOMINEES:  (1) DONALD W. GLAZER; (2) JAY O. LIGHT; (3) W. NICHOLAS THORNDIKE.          MARKED TO THE          NOMINEES
                                                                                     CONTRARY AT LEFT)
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:                                             |_|                  |-|

--------------------------------------------------------------------------------
ITEM 2.                                                                                 FOR         AGAINST       ABSTAIN
-------

FOR SHAREHOLDERS OF GMO REAL ESTATE FUND AND GMO SHORT-DURATION INVESTMENT FUND
ONLY:

         A. TO APPROVE REVISIONS TO THE FUND'S FUNDAMENTAL INVESTMENT
         RESTRICTION WITH RESPECT TO CONCENTRATION IN ANY ONE INDUSTRY.
                                                                                        |-|           |-|           |-|
FOR SHAREHOLDERS OF GMO ALPHA ONLY FUND, GMO CORE PLUS BOND FUND, GMO CURRENCY
HEDGED INTERNATIONAL BOND FUND, GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND,
GMO DOMESTIC BOND FUND, GMO EMERGING COUNTRIES FUND, GMO EMERGING COUNTRY DEBT
FUND, GMO EMERGING COUNTRY DEBT SHARE FUND, GMO EMERGING MARKETS FUND, GMO
EMERGING MARKETS QUALITY FUND, GMO FOREIGN FUND, GMO GLOBAL BALANCED ASSET
ALLOCATION FUND, GMO GLOBAL BOND FUND, GMO GLOBAL (U.S.+) EQUITY ALLOCATION
FUND, GMO GROWTH FUND, GMO INFLATION INDEXED BOND FUND, GMO INTERNATIONAL BOND
FUND, GMO INTERNATIONAL EQUITY ALLOCATION FUND, GMO INTERNATIONAL INTRINSIC
VALUE FUND, GMO INTERNATIONAL SMALL COMPANIES FUND, GMO REAL ESTATE FUND, GMO
SHORT-DURATION INVESTMENT FUND, GMO SMALL CAP GROWTH FUND, GMO SMALL CAP VALUE
FUND, GMO TOBACCO-FREE CORE FUND, GMO U.S. CORE FUND, GMO U.S. SECTOR FUND AND
GMO VALUE FUND ONLY:

         B. TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT
         RESTRICTION WITH RESPECT TO INVESTMENTS IN CERTAIN RELATED ISSUERS.
                                                                                        |-|           |-|           |-|
FOR SHAREHOLDERS OF GMO BENCHMARK-FREE ALLOCATION FUND, GMO GLOBAL BALANCED
ASSET ALLOCATION FUND, GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND, GMO
INTERNATIONAL EQUITY ALLOCATION FUND AND GMO U.S. SECTOR FUND ONLY:

         C. TO APPROVE REVISIONS TO THE FUND'S FUNDAMENTAL INVESTMENT
         RESTRICTION WITH RESPECT TO INVESTMENTS IN COMMODITIES.

                                                                                        |-|           |-|           |-|



                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.